UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-214

SENTINEL GROUP FUNDS, INC.

National Life Drive, Montpelier, Vermont 05604

     Sentinel Asset Management, Inc. National Life Drive, Montpelier, Vermont 05604

Registrant's telephone number, including area code: (802) 229-3113

Date of fiscal year end: June 30, 2008

Date of reporting period: July 1, 2007 to June 30, 2008

Table of Contents

4	Message to Shareholders

5	Understanding your Sentinel Funds Financial Statements

6	Sentinel Sustainable Core Opportunities Fund

10	Sentinel Sustainable Emerging Companies Fund

14	Statement of Assets and Liabilities

15	Statement of Operations

16	Statement of Changes in Net Assets

18	Financial Highlights

20	Notes to Financial Statements

27	Report of Independent Registered Public Accounting Firm

28	Actual and Hypothetical Expenses for Comparison Purposes

29	Expenses

30	Information and Services for Shareholders

33	Board Approval of Investment Advisory Agreements

33	Proxy Voting Results

34	Directors & Officers

Message to Shareholders

Dear Shareholder, this is a very exciting time in the history of Sentinel Investments. Sentinel’s recent decision to manage certain assets using a socially responsible investing (SRI) model led to the acquisition and ubsequent reorganizations of the ssets and liabilities of the former Citizens Funds, previously one of the leading SRI mutual fund firms, into the Sentinel Funds following the close of the New York Stock exchange on April 4, 2008. On that date Sentinel launched the Sentinel Sustainable Core Opportunities and  the Sentinel Sustainable Emerging Companies Fund. Sentinel is proud to have become part of the rapidly growing SRI community. In fact, SRI is growing faster than the broader universe of investment assets under professional management, and now represents 11 percent of total assets under professional management in the U.S.1

Prior to the reorganizations, efforts were focused on creating a framework that would enable a smooth transition once
the transaction with Citizens closed. Dan Manion and Helena
Ocampo, portfolio managers of the Sentinel Sustainable
Core Opportunities Fund, and Paul Kandel, Jack O’Hara
and Kenneth Johnson, portfolio managers of the Sentinel
Sustainable Emerging Companies Fund worked closely with
the social research team at Citizens, to become familiar with the sustainable investment strategy and to begin work on
building the new model portfolios. Both teams bring
experience and records of strong performance to the new funds and we believe shareholders will benefit from their many years of executing a time tested and disciplined process.

Following the reorganizations, the social research team from
Citizens immediately joined Sentinel to continue screening
companies and voting proxies in accordance with the sustainable investing guidelines and procedures adopted for the funds, as well as getting up to speed on internal corporate social and environmental initiatives.

Nuclear Involvement Remains an Exclusionary Screen
at Sentinel
The risks and opportunities posed by climate change have
finally found their place on the global stage. The presumptive presidential nominees both have included climate change and
the need for energy independence on their campaign platforms.
Sentinel believes the urgency and importance of this issue will spur innovation and further expand research and development
of alternative and renewable sources. Of particular interest is the viability of nuclear power generation. As the debate heats up and technology advances, Sentinel will continue to follow this issue closely as it relates to a policy which currently excludes investments in companies with nuclear involvement.

Setting a Positive Example of Environmental Stewardship
Sentinel will also continue to follow other environmental issues and seek opportunities to help companies improve their records of environmental performance, just as Sentinel is doing at the corporate headquarters here in Vermont.

Sentinel is actively seeking to reduce our carbon footprint by working to identify measurable reductions. This includes tracking everything from corporate business travel and energy use, to waste and recycling.

  • Recycling: This year’s goal is to recycle 68% of waste and as of the end of the second quarter 66% of our waste, including paper products, cans, bottles, printer cartridges, electronic equipment and metal, was being recycled.
  • Alternative Transportation Program: The initiative to encourage carpooling has been very successful and more than 200 employees now take part. Vanpooling opportunities are also being considered.
  • Solar Energy: In August photovoltaic panels will be installed on the roof of the headquarters in Montpelier, Vermont and plans are in place to install a solar hot water heater later in the year.
  • Lighting: Upgrades are being made to the lighting system with the installation of more energy efficient bulbs. This special initiative extends to employees as well through reduced prices for energy efficient bulbs and encouraging the recycling of old bulbs.

The Outlook

Here at Sentinel, we believe companies will increasingly move toward improving their corporate, social and environmental performance and that public awareness of, and interest in, sustainable investing will help drive the continued flow of assets and growth of the industry. Sentinel’s plan for sustainable investing is to remain poised to respond to demand. As always, we remain dedicated to serving you with the highest degree of quality, integrity and commitment in helping you pursue your financial goals.

4 1. 2007 Report on Socially Responsible Investing Trends in the United States, Social Investment Forum.

Understanding your Sentinel Funds Financial Statements

1 Schedule of Investment in Securities	4 Statement of Changes in Net Assets
This schedule shows you which investments your fund owned	These statements show how each fund’s net assets changed
on the last day of the reporting period. The schedule includes:	over the past two reporting periods. It details how much a fund grew or shrank as a result of:
• a list of each investment
• operations — a summary of the Statement of Operations
• the number of shares/par amount of each stock, bond or	for the most recent period
short-term note
• distributions — income and gains distributed to
• the market value of each investment	shareholders

• the percentage of investments in each industry	• capital share transactions — shareholders’ purchases,

• the percent and dollar breakdown of each category	reinvestments, and redemptions
Net assets at the beginning of the period plus the sum of

2 Statement of Assets and Liabilities	operations, distributions to shareholders and capital share
transactions result in net assets at the end of the period.
This statement details what the fund owns (assets), what it

owes (liabilities), and its net assets as of the last day of the	5 Financial Highlights
period. If you subtract what the fund owes from what it owns,
you get the fund’s net assets. For each class of shares, the	These statements itemize current period activity and statistics
net assets divided by the total number of shares outstanding	and provide comparison data for the last five fiscal years (or
gives you the price of an individual share, or the net asset	less if the fund or class is not five years old). On a per-share
value per share.	basis, it includes:

Net Assets are also broken down by capital (money invested	• share price at the beginning of the period
by shareholders); net investment income not yet paid to
shareholders or net investment losses, if any; net gains earned	• investment income and capital gains or losses
on investments but not yet paid to shareholders or net losses
on investments (known as realized gains or losses); and finally	• income and capital gains distributions paid to shareholders gains or losses on securities still owned by the fund (known
as unrealized appreciation or depreciation). This breakdown	• share price at the end of the period
tells you the value of net assets that are performance-related,	It also includes some key statistics for the period:
such as investment gains or losses, and the value of net assets
that are not related to performance, such as shareholder	• total return — the overall percentage return of the fund,
investments and redemptions.	assuming reinvestment of all distributions

• expense ratio — operating expenses as a percentage of
3 Statement of Operations	average net assets
This statement breaks down how each fund’s net assets
changed during the period as a result of the fund’s operations.	• net income ratio — net investment income as a percentage
It tells you how much money the fund made or lost after taking	of average net assets
into account income, fees and expenses, and investment gains
or losses. It does not include shareholder transactions and	• portfolio turnover — the percentage of the portfolio that
distributions. Fund Operations include:	was replaced during the period.

• income earned from investments

• management fees and other expenses

• gains or losses from selling investments (known as realized gains or losses)

• gains or losses on current fund holdings (known as
unrealized appreciation or depreciation)

Sentinel Sustainable Core Opportunities Fund
(Unaudited)

After assuming responsibility for the Sentinel Sustainable	Since inheriting the merged assets on April 4, 2008 of the
Core Opportunities Fund on April 4, 2008, the Fund’s	Citizens Value Fund and the Citizens Core Growth Fund
Class A shares negative total return of 1.22% for the	to launch the Sentinel Sustainable Core Opportunities
second quarter of 2008 compared favorably to a negative	Fund, we have carefully shifted exposure to our preferred
2.73% return for the S&P 500 index1, a negative 1.89%	sectors given the above described economic environment.
return for the Russell 1000 Index[2], and a negative 1.60%	We meaningfully reduced our exposure to the Financial
return for the average fund in the Morningstar Large	sector, given the further deterioration in the housing
Blend category[3].	market and tight credit markets, while increasing our
exposure to less cyclical growth via the Healthcare sector.
For the fiscal year ended June 30, 2008, which included	Recent performance in the Fund has benefited from the
nine months of management by Citizens Advisors, Inc.,	strong relative performance in our Energy and Industrial
the Sentinel Sustainable Core Opportunities Fund Class	holdings, as well as our underweight positions in the
A shares had a negative total return of 15.84% compared	Financial sector.
to the negative 12.27% return for the Morningstar Large
Blend category average. For the same period, the S&P	We are committed to soundly managing the Sentinel
500 Index was down 13.12%, while the Russell 1000	Sustainable Core Opportunities Fund under the same
Index was down 12.36%. The Fund’s Class A shares total	long-held principles of the Sentinel family of funds,
return includes the performance of the Citizens Value	looking for reasonably valued shares of high-quality
Fund Standard Class shares – the “accounting survivor”	companies that have consistently delivered solid relative
for performance measurement purposes, thru April 4,	total returns with moderate levels of risk. Additionally, we
2008. Actual realized returns for shareholders who were	continue to manage the Fund with the same high level of
owners of the Citizens Core Growth Fund prior to merger	attention to socially responsible or sustainable investing
were less negative.	issues as was the case with the predecessor Citizens
funds and have maintained their screening process
The equity market continued to weaken during the	and proxy voting guidelines. We believe adherence to
second quarter, albeit at a lower pace than the first	these principles should reward our Fund’s shareholders
quarter. As economic concerns revolving around higher	throughout varied financial market conditions.
fuel and food prices and the tumbling housing market
intensified, distinct performance trends emerged
between different sectors: financials on the downside,
and commodity related stocks on the upside. The intense
credit market turmoil that led to Bear Stearns’ demise	Daniel J. Manion, CFA
left financial companies starved for capital, leading to	Co-Portfolio Manager
numerous capital injections across a wide range of
institutions. Energy and commodity price increases
accelerated further, taking the Energy, Materials and	Helena Ocampo
Utilities sectors into positive territory for the quarter.	Co-Portfolio Manager
Inflation concerns have staved lower rates from the Fed
for now, and the consumer-driven economic slowdown
continues, despite Federal relief efforts in the form of
stimulus payments.

1. The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.
2. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. An investment cannot be made directly in an index.
3. An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Sentinel Sustainable Core Opportunities Fund

(Continued)

Performance Notes

(Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

				Without Sales Charge					With Sales Charge

		Inception					Since					Since
Class	Symbol	Date	1 yr	3 yr	5 yr	10 yr	Inception	1 yr	3 yr	5 yr	10 yr	Inception

A	MYPVX	6/13/96	-15.84%	3.69%	8.40%	4.32%	6.82%	-20.07%	1.94%	7.31%	3.79%	6.37%

C	SRIOX	4/7/08	-16.72	2.61	7.46	3.65	6.19	-17.55	2.61	7.46	3.65	6.19

I	CVALX	3/31/06	-15.50	3.93	8.55	4.39	6.88	–	–	–	–	–

Note that Fund performance for Class A shares reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. A contingent deferred sales charge (CDSC) of up to 1% may apply to investments of $1,000,000 or more which are redeemed within 18 months. Fund performance for Class C shares reflects all expenses and management fees including a deduction for the maximum
CDSC of 1% which declines to 0% after one year. Performance shown for the indices does not include a CDSC, fees, or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.
Note that Fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.
Performance for the Fund’s Class A shares (a) from September 24, 2001 to April 4, 2008 is based on the performance of the predecessor Citizens Value
Fund and (b) prior to September 24, 2001 on the Citizens Value Fund’s predecessor; the Meyers Pride Value Fund, which were offered without a sales load, restated to reflect the sales loads of the Class A shares. Performance does not reflect the increase in the maximum Rule 12b-1fees. If it did, returns would be lower. Performance for the Fund’s Class C shares (a) from September 24 to April 4, 2008 is based on the performance of the predecessor Citizens Value
Fund and (b) prior to September 24, 2001 on the Citizens Value Fund’s predecessor, the Meyers Pride Value Fund, which were offered without a sales load, restated to reflect the sales loads of the Class C shares. Performance of Class C shares prior to April 4, 2008 has been adjusted for the higher estimated expenses of those shares. Performance for the Fund’s Class I Shares prior to March 31, 2006 is based on the adjusted performance of the Fund’s Class A shares.
The following are total annual operating expense ratios for Sentinel Sustainable Core Opportunities Fund Class A, C, & I Shares: A – 1.21%, C – 2.31%,
I – 0.80% .
The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.
The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market capitalization and current index membership. An investment cannot be made directly in an index.
Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks.
The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel Sustainable Core Opportunities Fund

(Continued)

Top Sectors
Sector	Percent of Net Assets	Sector	Percent of Net Assets

Energy	18.6%	Consumer Staples	8.8%

Information Technology	16.4%	Consumer Discretionary	6.4%

Health Care	15.1%	Materials	4.1%

Industrials	13.3%	Utilities	4.1%

Financials	9.5%	Telecommunication Services	2.3%

Top 10 Holdings*
Description	Percent of Net Assets	Description	Percent of Net Assets

Transocean, Inc.	4.2%	PepsiCo, Inc.	2.3%

Williams Cos., Inc.	3.2%	Allegheny Energy, Inc.	2.2%

ConocoPhillips	2.9%	Praxair, Inc.	2.2%

Devon Energy Corp.	2.7%	Weatherford Int'l. Ltd.	2.1%

Procter & Gamble Co.	2.4%	Total of Net Assets	26.6%

Emerson Electric Co.	2.4%

*"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at June 30, 2008

		Shares	Value			Shares	Value	Shares			Value
			(Note 2)				(Note 2)				(Note 2)

Common Stocks	98.6%			ConocoPhillips		97,241	$9,178,578	Becton Dickinson & Co.		69,206	$5,626,448
Consumer Discretionary	6.4%			Devon Energy Corp.		71,000	8,531,360	Bristol-Myers Squibb Co.		150,000	3,079,500
GameStop Corp. *		41,000	$1,656,400	Transocean, Inc.		85,735	13,065,156	Celgene Corp. *		50,000	3,193,500
McDonald's Corp.		77,633	4,364,528	Weatherford Int'l. Ltd. *		132,000	6,545,880	Covidien Ltd.		65,000	3,112,850
News Corp.		166,000	2,548,100	Williams Cos., Inc.		249,500	10,057,345	CR Bard, Inc.		31,712	2,789,070
Nike, Inc.		49,028	2,922,559	XTO Energy, Inc.		78,125	5,352,344	Hologic, Inc. *		50,000	1,090,000
Target Corp.		66,182	3,076,801				57,878,363	Johnson & Johnson		70,000	4,503,800
Time Warner, Inc.		225,000	3,330,000	Financials	9.5%			Pfizer, Inc.		150,000	2,620,500
Walt Disney Co.		70,800	2,208,960	Aflac, Inc.		20,000	1,256,000	St. Jude Medical, Inc. *		75,000	3,066,000
			20,107,348	American Int'l. Group, Inc.		82,902	2,193,587	Teva Pharmaceutical
Consumer Staples	8.8%			Bank of America Corp.		21,811	520,629	Industries Ltd. ADR		75,000	3,435,000
Archer-Daniels-Midland				Citigroup, Inc.		185,400	3,107,304	Thermo Fisher Scientific,
Co.		22,100	745,875	Goldman Sachs Group,				Inc. *		75,000	4,179,750
Bunge Ltd.		7,700	829,213	Inc.		24,340	4,257,066	WellPoint, Inc. *		73,759	3,515,354
CVS Caremark Corp.		125,000	4,946,250	ICICI Bank Ltd. ADR		83,400	2,398,584	Zimmer Holdings, Inc. *		40,000	2,722,000
General Mills, Inc.		19,700	1,197,169	JPMorgan Chase & Co.		130,926	4,492,071				46,963,953
HJ Heinz Co.		65,000	3,110,250	Merrill Lynch & Co., Inc.		18,558	588,474	Industrials	13.3%
Kellogg Co.		22,174	1,064,796	MetLife, Inc.		30,000	1,583,100	Bucyrus Int'l., Inc.		62,000	4,527,240
Kimberly-Clark Corp.		13,053	780,308	Prudential Financial, Inc.		55,200	3,297,648	Canadian Pacific Railway
PepsiCo, Inc.		115,137	7,321,562	The Travelers Cos., Inc.		50,000	2,170,000	Ltd.		80,000	5,291,200
Procter & Gamble Co.		122,800	7,467,468	Wells Fargo & Co.		164,000	3,895,000	Danaher Corp.		84,000	6,493,200
			27,462,891				29,759,463	Emerson Electric Co.		150,106	7,422,742
Energy	18.6%			Health Care	15.1%			FedEx Corp.		58,969	4,646,167
Apache Corp.		11,900	1,654,100	Aetna, Inc.		75,000	3,039,750	General Cable Corp. *		76,400	4,648,940
Baker Hughes, Inc.		40,000	3,493,600	Baxter Int'l., Inc.		15,490	990,431	Precision Castparts Corp.		63,507	6,120,170

Sentinel Sustainable Core Opportunities Fund

(Continued)

						Principal
Shares			Value			Amount	Value
			(Note 2)			(M=$1,000)	(Note 2)

Rockwell Automation, Inc.		50,000	$2,186,500	Federal Home Loan Bank	0.9%
			41,336,159	Agency Discount Notes:
Information Technology	16.4%			2.07%, 07/07/08		2,800M	$2,799,034
Accenture Ltd.		115,100	4,686,872	Total U.S. Government
				Obligations
Adobe Systems, Inc. *		35,000	1,378,650	(Cost $3,998,967)			3,998,967
Akamai Technologies,				Total Investments	99.9%
Inc. *		50,000	1,739,500		(Cost $296,549,396)†		311,761,175
Broadcom Corp. *		130,000	3,547,700	Other Assets in
Cisco Systems, Inc. *		194,487	4,523,768	Excess of
Corning, Inc.		149,988	3,457,223	Liabilities	0.1%		288,045
Hewlett-Packard Co.		98,617	4,359,857	Net Assets	100.0%		$312,049,220
Intel Corp.		40,113	861,627
Int'l. Business Machines
Corp.		40,356	4,783,397	*	Non-income producing
KLA-Tencor Corp.		65,000	2,646,150	†	Cost for federal income tax purposes is
MEMC Electronic					$297,081,878. At June 30, 2008 unrealized
Materials, Inc. *		40,107	2,468,185		appreciation for federal income tax
					purposes aggregated $14,679,297 of which
Microsoft Corp.		26,624	732,426		$39,036,070 related to appreciated
NetApp, Inc. *		125,000	2,707,500		securities and $24,356,773 related to
Nokia Corp. ADR		100,000	2,450,000		depreciated securities.
NVIDIA Corp. *		138,000	2,583,360	ADR - American Depository Receipt
Oracle Corp. *		181,003	3,801,063
Seagate Technology		75,000	1,434,750
Texas Instruments, Inc.		106,080	2,987,213
			51,149,241
Materials	4.1%
Crown Holdings, Inc. *		149,435	3,883,816
Nalco Holding Co.		109,970	2,325,865
Praxair, Inc.		71,382	6,727,040
			12,936,721
Telecommunication Services			2.3%
America Movil SA de CV
ADR		50,000	2,637,500
AT&T, Inc.		138,351	4,661,045
			7,298,545
Utilities	4.1%
AES Corp. *		306,700	5,891,707
Allegheny Energy, Inc.		139,250	6,977,817
			12,869,524
Total Common Stocks
(Cost $292,550,429)			307,762,208
Principal
Amount
(M=$1,000)

U.S. Government Obligations	1.3%
Federal Farm Credit Bank	0.4%
Agency Discount Notes:
2%, 07/02/08		1,200M	1,199,933

The accompanying notes are an integral part of the financial statements. 9

Sentinel Sustainable Emerging Companies Fund

(Unaudited)

The second quarter saw a reversal in several trends.	record oil prices. Offsetting these benefits, the Fund was
Small cap stocks outperformed large caps for the first	negatively impacted by being overweight the Consumer
time in five quarters as the S&P 500 Index1 fell 2.7%	Discretionary and Healthcare sectors, which were two
and the Russell 2000 Index[2] gained 0.6%. The Russell	of the weaker segments of the mid-cap growth market
Midcap Index[3] returned to its leadership role as it	during the quarter. All of these weightings are in
actually rose 3.5% in the quarter. After lagging Value	comparison to the Russell Midcap Growth Index.
stocks in the first quarter, Growth rose back to the fore
in the second quarter, as it has for five of the past six	Overall stock selection was a negative contributor
quarters. The Russell Midcap Growth Index[4] gained 5.0%	to performance due primarily to weakness in the
during the quarter while the Russell Midcap Value Index[5]	Technology, Energy and Healthcare sectors. The
benchmark was virtually unchanged.	Technology sector was negatively impacted due to
negative earnings preannouncements by two inherited
Sentinel Investments took over the Sustainable Emerging	positions, online printer VistaPrint and electronic
Companies Fund early in the second quarter on April	payment processor VeriFone, and general weakness at
4th, 2008. We spent the Fund’s initial quarter under	telecom equipment provider Ciena, another inherited
Sentinel management overhauling the portfolio. The	position. The Energy sector was hurt by an underweight
team focused on realigning the portfolio in order to make	in coal which performed strongly in the quarter. The
it more similar to the Sentinel Mid Cap Growth Fund and	Healthcare sector was impacted by clinical research
worked on eliminating any potential tax consequences	organization Kendle, an inherited position, as well
for our investors. This led to turnover in some of the	as medical device company Hologic and biotech firm
Fund’s holdings as we used the quarter to exit from less	BioMarin. Offsetting these losses were gains, relative to
favorable inherited stocks.	the benchmark, in Materials, Industrial and Financials.
Materials benefited from its exposure to the fertilizer
During the second quarter of 2008, the Sentinel	company Agrium, steel producer Commercial Metals
Sustainable Emerging Companies Fund Class A shares	and specialty gases distributor Airgas. Industrials were
gained 3.6%. This return lagged the 4.3% gain for	helped by industrial service company Flowserve, mining
the average fund in the Morningstar Mid Cap Growth	equipment firm Bucyrus International and consulting
universe[6] and the 4.6% increase in the Russell Midcap	firm Fluor. Financials benefited from its holding of
Growth Index. For the fiscal year ended June 30, 2008,	pawnshop operator First Cash Financial.
the Fund’s Class A shares have declined by 10.2% versus
declines of 6.8% for the Russell Midcap Growth Index	Additionally, sector weights may vary from the Russell
and 8.9% for the average fund in the Morningstar Mid	Midcap Growth Index. The bulk of the restructuring
Cap Growth universe.	of the portfolio has been completed and the Fund
is repositioned to be underweight in Consumer
During the second quarter, the strongest-performing	Discretionary, Utilities, Industrial and Financial
sectors of the mid-cap growth market, as measured by	stocks and overweight in the Energy, Technology
the Russell Midcap Growth Index, were Energy, Utilities,	and Material sectors when compared to the
Producer Durables and Technology. The weakest sectors	Russell Midcap Growth Index.
were Autos, Consumer Discretionary and Health Care.
Overall, the Fund’s sector weightings had a modest	We look forward to helping you pursue your
positive impact on performance as the Fund was helped	investment objectives while adhering to the same
by underweights in Financials and Consumer Staples and	socially responsible investing principles and guidelines
an overweight in Energy, which has benefited from	established by Citizens.

1. The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.
2. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10%
of the total market capitalization of the Russell 3000 Index. An investment cannot be made directly in an index.
3. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 31% of the total market capitalization of the Russell 1000 companies.
An investment cannot be made directly in an index.
4. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. An investment cannot be made directly in an index.
5. The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates. An investment cannot be made directly in an index.
6. An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Performance Notes

(Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Average Annual Total Return As of June 30, 2008
				Without Sales Charge					With Sales Charge

		Inception					Since					Since
Class	Symbol	Date	1 yr	3 yr	5 yr	10 yr	Inception	1 yr	3 yr	5 yr	10 yr	Inception

A	WAEGX	2/8/94	-10.23%	5.76%	8.76%	5.04%	10.01%	14.72%	3.97%	7.65%	4.51%	9.62%

C	SRISX	4/7/08	-10.92	5.12	8.16	4.42	9.40	-11.81	5.12	8.16	4.42	9.40

I	CEGIX	11/1/99	-9.80	6.32	9.37	5.57	10.39	–	–	–	–	–

Note that Fund performance for Class A shares reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. A contingent deferred sales charge (CDSC) of up to 1% may apply to investments of $1,000,000 or more which are redeemed within 18 months. Fund performance for Class C shares reflects all expenses and management fees including a deduction for the maximum
CDSC of 1% which declines to 0% after one year. Performance shown for the indices does not include a CDSC, fees, or expenses; performance shown for the Average Annual Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.
Note that Fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.
Performance for the Fund’s Class A shares prior to their inception on April 4, 2008 is based on the performance of the predecessor Citizens Emerging
Growth Fund, which was offered without a sales load, restated to reflect the sales loads of the Class A shares. Performance does not reflect the increase in the maximum Rule 12b-1fees. If it did, returns would be lower. Performance for the Fund’s Class C shares prior to their inception on April 4, 2008 is based on the performance of the predecessor Citizens Emerging Growth Fund, which was offered without a sales load, restated to reflect the sales loads of the
Class C shares. Performance of Class C shares prior to April 4, 2008 has been adjusted for the higher estimated expenses of those shares. Performance for the Fund’s Class I Shares prior to November 1, 1999 is based on the adjusted performance of the Fund’s Class A shares.
The following are total annual operating expense ratios for Sentinel Sustainable Emerging Companies Fund Class A, C, & I Shares: A – 1.75%, C – 2.79%,
I – 1.20%.
The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. An investment cannot be made directly in an index.
Small and mid-sized company stocks can be more volatile than large company stocks.
The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.	11

Sentinel Sustainable Emerging Companies Fund

(Continued)

Top Sectors
Sector	Percent of Net Assets	Sector	Percent of Net Assets

Information Technology	21.1%	Financials	6.3%

Energy	18.5%	Materials	5.9%

Industrials	16.7%	Consumer Staples	2.4%

Consumer Discretionary	14.2%	Telecommunication Services	2.3%

Health Care	10.0%	Utilities	1.8%

Top 10 Holdings*
Description	Percent of Net Assets	Description	Percent of Net Assets

PetroHawk Energy Corp.	1.9%	Agrium, Inc.	1.7%

FMC Technologies, Inc.	1.8%	Cognizant Technology Solutions Corp.	1.7%

Flowserve Corp.	1.8%	Broadcom Corp.	1.6%

EOG Resources, Inc.	1.8%	Equinix, Inc.	1.6%

Transocean, Inc.	1.7%	Total of Net Assets	17.3%

Core Laboratories NV	1.7%

*"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at June 30, 2008

Shares			Value	Shares			Value			Shares	Value
			(Note 2)				(Note 2)				(Note 2)

Common Stocks	99.2%			Energy	18.5%			T Rowe Price Group, Inc.		36,400 $	2,055,508
Consumer Discretionary	14.2%			Atwood Oceanics, Inc. *		15,700	$1,952,138				10,411,658
Aeropostale, Inc. *		60,300	$1,889,199	Consol Energy, Inc.		19,700	2,213,689	Health Care	10.0%
Bed Bath & Beyond, Inc. *		57,500	1,615,750	Core Laboratories NV *		20,200	2,875,470	Alexion Pharmaceuticals,
Burger King Holdings, Inc.		66,100	1,770,819	EOG Resources, Inc.		22,400	2,938,880	Inc. *		15,200	1,102,000
Coach, Inc. *		72,500	2,093,800	FMC Technologies, Inc. *		39,100	3,007,963	BioMarin
Darden Restaurants, Inc.		52,400	1,673,656	PetroHawk Energy Corp. *		68,500	3,172,235	Pharmaceuticals, Inc. *		51,000	1,477,980
Dick's Sporting Goods,				Range Resources Corp.		31,600	2,071,064	Covance, Inc. *		29,100	2,503,182
Inc. *		87,000	1,543,380	Smith Int'l., Inc.		21,200	1,762,568	Dentsply Int'l., Inc.		45,400	1,670,720
Dollar Tree, Inc. *		61,700	2,016,973					Gen-Probe, Inc. *		34,100	1,619,068
				Southwestern Energy
GameStop Corp. *		18,300	739,320	Co. *		47,900	2,280,519	Hospira, Inc. *		29,100	1,167,201
Nordstrom, Inc.		64,100	1,942,230	T-3 Energy Services,				Immucor, Inc. *		48,900	1,265,532
priceline.com, Inc. *		13,800	1,593,348	Inc. *		25,100	1,994,697	Invitrogen Corp. *		48,400	1,900,184
Starwood Hotels &				Transocean, Inc.		19,000	2,895,410	St. Jude Medical, Inc. *		48,900	1,999,032
Resorts Worldwide,				Weatherford Int'l. Ltd. *		41,400	2,053,026	Varian Medical Systems,
Inc.		35,500	1,422,485	Williams Cos., Inc.		41,500	1,672,865	Inc. *		36,900	1,913,265
Strayer Education, Inc.		10,400	2,174,328				30,890,524				16,618,164
Urban Outfitters, Inc. *		59,300	1,849,567	Financials	6.3%			Industrials	16.7%
VF Corp.		18,700	1,331,066	Affiliated Managers				Agco Corp. *		37,400	1,960,134
			23,655,921	Group, Inc. *		17,700	1,594,062	BE Aerospace, Inc. *		71,000	1,653,590
Consumer Staples	2.4%			First Cash Financial				Bucyrus Int'l., Inc.		29,600	2,161,392
Chattem, Inc. *		25,600	1,665,280	Services, Inc. *		103,100	1,545,469	Canadian Pacific Railway
Dr Pepper Snapple				IntercontinentalExchange,				Ltd.		24,600	1,627,044
Group, Inc. *		23,300	488,834	Inc. *		14,700	1,675,800	Cummins, Inc.		27,000	1,769,040
HJ Heinz Co.		37,900	1,813,515	Invesco Ltd.		78,800	1,889,624	DryShips, Inc.		24,600	1,972,428
			3,967,629	MSCI, Inc. *		45,500	1,651,195

12

Sentinel Sustainable Emerging Companies Fund

(Continued)

Shares			Value			Shares	Value
			(Note 2)				(Note 2)

Expeditors Int'l. of				Utilities	1.8%
Washington, Inc.		33,600 $	1,444,800	Dynegy, Inc. *		161,200 $	1,378,260
Flowserve Corp.		21,700	2,966,390	ITC Holdings Corp.		30,100	1,538,411
Fluor Corp.		13,800	2,567,904				2,916,671
IHS, Inc. *		28,100	1,955,760	Total Investments	99.2%
JA Solar Holdings Co Ltd.				(Cost $146,776,299)†		165,195,097
ADR *		70,600	1,189,610	Other Assets in
Precision Castparts Corp.		17,700	1,705,749	Excess of
Ritchie Bros Auctioneers,				Liabilities	0.8%		1,341,769

Inc.		74,300	2,015,759	Net Assets	100.0%		$ 166,536,866
Terex Corp. *		25,100	1,289,387
TransDigm Group, Inc. *		46,900	1,575,371
			27,854,358	*	Non-income producing
				†	Cost for federal income tax purposes is
Information Technology	21.1%				$147,274,356. At June 30, 2008 unrealized
Altera Corp.		105,500	2,183,850		appreciation for federal income tax
Amphenol Corp.		55,300	2,481,864		purposes aggregated $17,920,741 of which
Autodesk, Inc. *		46,400	1,568,784		$27,323,681 related to appreciated
					securities and $9,402,940 related to
Broadcom Corp. *		100,200	2,734,458		depreciated securities.
Cognizant Technology				ADR	- American Depository Receipt
Solutions Corp. *		85,500	2,779,605
Corning, Inc.		74,160	1,709,388
Cypress Semiconductor
Corp. *		77,700	1,923,075
Diodes, Inc. *		69,100	1,909,924
Dolby Laboratories, Inc. *		31,500	1,269,450
Equinix, Inc. *		29,600	2,640,912
Intersil Corp.		83,700	2,035,584
Itron, Inc. *		17,200	1,691,620
McAfee, Inc. *		48,900	1,664,067
MEMC Electronic
Materials, Inc. *		39,400	2,424,676
Nice Systems Ltd. ADR *		64,100	1,895,437
Nuance Communications,
Inc. *		87,000	1,363,290
NVIDIA Corp. *		18,200	340,704
Trimble Navigation Ltd. *		72,000	2,570,400
			35,187,088
Materials	5.9%
Agrium, Inc.		26,600	2,860,564
Airgas, Inc.		32,300	1,885,997
Century Aluminum Co. *		19,700	1,309,853
Commercial Metals Co.		56,800	2,141,360
Nalco Holding Co.		75,300	1,592,595
			9,790,369
Telecommunication Services	2.3%
MetroPCS
Communications, Inc. *		87,900	1,556,709
NII Holdings, Inc. *		49,400	2,346,006
			3,902,715

The accompanying notes are an integral part of the financial statements. 13

Statement of Assets and Liabilities

at June 30, 2008

	Sustainable	Sustainable
	Core	Emerging
	Opportunities	Companies

A s sets
Investments at value	$ 311,761,175	$ 165,195,097
Cash and cash equivalents	385,642	25
Receivable for securities sold	–	5,490,802
Receivable for fund shares sold	345,153	43,560
Receivable for dividends	98,982	39,802
Receivable from fund administrator	63,711	–

Total Assets	312,654,663	170,769,286

Liabilities
Payable to custodian bank-line of credit	–	2,260,600
Payable for securities purchased	–	1,590,199
Payable for fund shares repurchased	240,969	129,056
Accrued expenses	102,964	102,067
Management fee payable	186,921	102,022
Distribution fee payable (Class A Shares)	64,726	43,073
Distribution fee payable (Class C Shares)	–	20
Fund accounting fee payable	9,863	5,383

Total Liabilities	605,443	4,232,420

Net Assets Applicable to
All Outstanding Shares	$ 312,049,220	$ 166,536,866

Net A s set Value and Maximum Offering Price Per Share
Clas s A Shares*
Net Assets Applicable to Class A Shares/	$ 251,145,659	$ 164,005,332

Shares Outstanding	19,544,941	9,834,280
Net Asset Value per Share	$ 12.85	$ 16.68
Sales Charge**	0.68	0.88

Maximum Offering Price	$ 13.53	$ 17.56

Clas s C Shares*
Net Assets Applicable to Class C Shares/	$ 475,337	$ 519,665

Shares Outstanding	37,092	31,259
Net Asset Value per Share***	$ 12.82	$ 16.62

Clas s I Shares*
Net Assets Applicable to Class I Shares/	$ 60,428,224	$ 2,011,869

Shares Outstanding	4,701,275	114,517
Net Asset Value per Share***	$ 12.85	$ 17.57

Net A s sets Represent
Capital stock at par value	$ 242,833	$ 99,801
Paid-in capital	314,692,550	287,413,742
Accumulated undistributed (distributions
in excess of) net investment income (loss)	86,585	-0-
Accumulated undistributed net realized
gain (loss) on investments	(18,184,527)	(139,395,475)
Unrealized appreciation (depreciation)
of investments and foreign exchange	15,211,779	18,418,798

Net Assets	$ 312,049,220	$ 166,536,866

Investments at Cost	$ 296,549,396	$ 146,776,299

*	The redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

**	The maximum offering price is 1000/950 times the net asset value per share.

***	The maximum offering price is equal to the net asset value.

Amountsdesignatedas“-“areeither$0orhavebeenroundedto $0.

14 The accompanying notes are an integral part of the financial statements.

Statement of Operations For the Year Ended June 30, 2008

	Sust~~ai~~n~~ab~~l~~e~~	Sust~~ai~~n~~ab~~l~~e~~
	C~~o~~r~~e~~	Em~~e~~r~~g~~in~~g~~
	O~~ppo~~rtun~~i~~ti~~e~~s*	C~~o~~m~~pa~~ni~~e~~s**

Investment Income
Income:
Dividends	$ 1,658,864	$ 601,836
Interest	126,088	180,613
Securities Lending	–	–

Total Income	$ 1,784,952	$ 782,449

Expenses:
Management advisory fee	899,406	1,592,175
Transfer agent fees	223,154	525,434
Custodian fees	7,343	13,813
Distribution expense (Class A Shares)	298,877	442,916
Distribution expense (Class C Shares)	– ^	20^
Distribution expense (Class I Shares)	–	5,872***
Accounting and administration services	127,783	271,992
Auditing fees	42,940	48,985
Legal fees	9,057	18,637
Reports and notices to shareholders	11,715	37,846
Registration and filing fees	22,080	27,695
Director's and Chief Compliance
Officer's fees and expenses	15,290	31,201
Other	8,341	22,150

Total Expenses	1,665,986	3,038,736
Expense Reimbursement	(195,874)	(30,949)
Expense Offset	(625)	(858)

Net Expenses	1,469,487	3,006,929

N~~e~~t ~~I~~nv~~e~~stm~~e~~nt ~~I~~nc~~o~~m~~e~~ (L~~o~~s s)	315,465	(2,224,480)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on sales of investments	670,686	17,063,556
Net change in unrealized appreciation (depreciation)
(depreciation)Foreign currency transactions	(24,380,792)	(32,717,579)

Net Realized and Unrealized Gain
(L~~o~~ss) ~~o~~n ~~I~~nv~~e~~stm~~e~~nts	(23,710,106)	(15,654,023)

Net Increase (Decrease) in Net As sets
from Operations	$ (23,394,641)	$ (17,878,503)

*	Information prior to April 5, 2008 is based on the predecessor Citizens Value Fund.

**	Information prior to April 5, 2008 is based on the predecessor Citizens Emerging Growth Fund.

***	The Sentinel Sustainable Emerging Companies Fund Class I Shares charge no distribution expense. The amount exhibited represents the total distribution fees

chargedtotheCitizens EmergingGrowthFundAdministrativeSharesfrom July1,2007through April4, 2008,prior tomergingintotheSentinelSustainable EmergingCompaniesFundClass I Shares followingtheclose ofthe NewYork Stock Exchangeon April4, 2008.

^ Commenced operations April7, 2008.

Amountsdesignatedas“-“areeither$0orhavebeenroundedto $0.

Statement of Changes in Net Assets

	Sustainable		Sustainable
	Core Opportunities*		Emerging Companies**
	Year Ended	Year Ended	Year Ended	Year Ended
	06/30/08	06/30/07	06/30/08	06/30/07

Increase (Decrease) in Net As sets from Operations
Net investment income (loss)	$ 315,465	$ 212,668	$ (2,224,480)	$ (1,249,526)
Net realized gain (loss) on sales
of investments	670,686	4,566,736	17,063,556	18,114,469
Net change in unrealized appreciation
(depreciation)	(24,380,792)	4,599,628	(32,717,579)	5,259,708
Net increase (decrease) in net assets

from operations	(23,394,641)	9,379,032	(17,878,503)	22,124,651

Distributions to Shareholders
From net investment income
Class A Shares	(160,644)	(156,486)	–	–
Class C Shares	–^	–	–^	–
Class I Shares	(65,043)	(32,960)	–	–
From net realized gain on investments
Class A Shares	–	–	–	–
Class C Shares	–^	–	–^	–
Class I Shares	–	–	–	–

Total distributions to shareholders	(225,687)	(189,446)	–	-

From Capital Share Transa ctions
Net proceeds from sales of shares
Class A Shares	17,782,798	23,089,245	13,878,916	17,850,867
Class C Shares	500,012^	–	531,130^	–
Class I Shares	11,275,013	1,073,577	150,533	110,287
Citizens Administrative Class Shares issued
prior to the Fund reorganizations***	–	–	267,622	432,065
Net asset value of shares issued in Fund reorganizations (see note 6)
Class A Shares	218,888,219	–	31,388,124	–
Class C Shares	–^	–	–^	–
Class I Shares	56,805,758	–	–	–
Class I Shares issued upon conversion from
Citizens Administrative Class Shares***	–	–	2,531,057	–
Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	153,383	147,501	–	–
Class C Shares	–^	–	–^	–
Class I Shares	65,043	32,960	–	–

	305,470,226	24,343,283	48,747,382	18,393,219

Less: Payments for shares reacquired
Class A Shares	(22,548,285)	(7,879,983)	(41,182,727)	(32,484,880)
Class C Shares	–^	–	–^	–
Class I Shares	(11,422,766)	–	(1,100,472)	(568,881)
Citizens Administrative Class Shares reacquired
prior to the Fund reorganizations***	–	–	(1,747,146)	(1,908,438)
Citizens Administrative Class Shares reacquired
upon conversion into Class I Shares***	–	–	(2,531,057)	–

Increase (decrease) in net assets from capital stock
transactions	271,499,175	16,463,300	2,185,980	(16,568,980)

Total Increase (Decrease) in
Net A s sets for period	247,878,847	25,652,886	(15,692,523)	5,555,671
Net Assets: Beginning of period	$ 64,170,373	$ 38,517,487	$ 182,229,389	$ 176,673,718

Net Assets: End of period	$ 312,049,220	$ 64,170,373	$ 166,536,866	$ 182,229,389

Accumulated Undistributed Net Investment Income
(Loss)	$ 86,585	$ 77,613	$ –	$ –

*	Information prior to April 5, 2008 is based on the predecessor Citizens Value Fund.

**	Information prior to April 5, 2008 is based on the predecessor Citizens Emerging Growth Fund.

***	Citizens Emerging Growth Fund Administrative Class shareholders were issued Sentinel Sustainable Emerging Companies Fund Class I Shares as part of the

Fundreorganizationseffectiveas oftheclose oftheNew York Stock Exchangeon April4, 2008. ^ Commenced operations April7, 2008.

16 Amounts designated as “-” are either $0 or have been rounded to $0. The accompanying notes are an integral part of the financial statements.

This page intentionally left blank.

Financial Highlights

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

			Income From Investment Operations			Less Distributions

				Net gains or
		Net asset	Net	losses on		Dividends
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	Distributions		Net asset	Total
Share	(period	beginning	income	realized and	investment	investment	(from realized	Total	value, end of	return
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	period	(%)*

Sustainable Core Opportunities Class A (A)
	06/30/04	$8.64	$ (0.02)^	$ 1.89	$ 1.87	$ -	$ -	$ -	$10.51	21.64
	06/30/05	10.51	(0 .01)^	1.10	1 .09	-	-	-	11.60	10.37
	06/30/06	11.60	0.02^	1.12	1 .14	-	-	-	12.74	9.83
	06/30/07	12.74	0.04^	2.58	2 .62	0.05	-	0 .05	15.31	20.63
	06/30/08	15.31	0 .03	(2.45)	(2 .42)	0.04	-	0 .04	12.85	(15.84)

Sustainable Core Opportunities Class C
	06/30/08 (B)	13.48	(0 .03)	(0.63)	(0 .66)	-	-	-	12.82	(4.90)++

Sustainable Core Opportunities Class I (A)
	06/30/06 (C)	12.81	0.02^	(0.11)	(0 .09)	-	-	-	12.72	(0.70)++
	06/30/07	12.72	0.10^	2.59	2 .69	0.07	-	0 .07	15.34	21.16
	06/30/08	15.34	0 .08	(2.44)	(2 .36)	0.13	-	0 .13	12.85	(15.50)

Sustainable Emerging Companies Class A (D)
	06/30/04	10.96	(0 .20)^	2.25	2 .05	-	-	-	13.01	18.70
	06/30/05	13.01	(0 .18)	1.27	1 .09	-	-	-	14.10	8.38
	06/30/06	14.10	(0 .20)	2.50	2 .30	-	-	-	16.40	16.31
	06/30/07	16.40	(0 .12)	2.30	2 .18	-	-	-	18.58	13.29
	06/30/08	18.58	(0 .23)	(1.67)	(1 .90)	-	-	-	16.68	(10.23)

Sustainable Emerging Companies Class C
	06/30/08 (B)	16.94	(0 .10)	(0.22)	(0 .32)	-	-	-	16.62	(1.89)++

Sustainable Emerging Companies Class I (D)
	06/30/04	11.23	(0 .15)^	2.33	2 .18	-	-	-	13.41	19.41
	06/30/05	13.41	(0 .10)	1.31	1 .21	-	-	-	14.62	9.02
	06/30/06	14.62	(0 .12)	2.61	2 .49	-	-	-	17.11	17.03
	06/30/07	17.11	(0 .05)	2.42	2 .37	-	-	-	19.48	13.85
	06/30/08	19.48	(0 .14)	(1.77)	(1 .91)	-	-	-	17.57	(9.80)

18 Amounts designated as “-” are either $0 or have been rounded to $0. The accompanying notes are an integral part of the financial statements.

					Financial Highlights
						(Continued)

Ratios/Supplemental Data

		Ratio of expenses	Ratio of expenses to	Ratio of net	Ratio of net investment income
	Ratio of	to average net	average net assets before	investment	(loss) to average net assets
Net assets at	expenses to	assets before	contractual and voluntary	income (loss) to	before contractual and voluntary	Portfolio
end of period	average net	custodian fee	expense reimbursements	average net	expense reimbursements	turnover rate
(000 omitted))	assets (%	credits (%)**	(%)***	assets (%)	(%)***	(%)

$ 23,871	1.78	1.78	1.78	(0.23)	(0.23)	130
27,791	1.70	1.70	1.70	(0.11)	(0.11)	173
33,081	1.29	1.29	1.62	0.15	(0.18)	58
56,385	1.29	1.29	1.61	0.37	0.05	40
251,146	1.21	1.21	1.37	0.18	0.02	82

475	2.31+	2.31+	2.39+	(1.00)+	(1.09)+	82++

5,436	0.90+	0.90+	1.26+	0.64+	0.28+	58++
7,785	0.90	0.90	1.14	0.78	0.54	40
60,428	0.80	0.80	0.93	0.57	0.44	82

165,782	1.93	1.93	1.94	(1.47)	(1.48)	152
157,963	1.96	1.96	1.96	(1.39)	(1.39)	110
170,704	1.90	1.90	1.90	(1.30)	(1.30)	60
177,514	1.88	1.88	1.88	(0.72)	(0.72)	48
164,005	1.75	1.75	1.77	(1.30)	(1.32)	113

520	2.79+	2.79+	2.79+	(2.39)+	(2.39)+	113++

3,534	1.30	1.30	1.31	(0.85)	(0.86)	152
2,633	1.33	1.33	1.33	(0.76)	(0.76)	110
899	1.35	1.35	1.35	(0.77)	(0.77)	60
515	1.38	1.38	1.38	(0.29)	(0.29)	48
2,012	1.20	1.20	1.20	(0.78)	(0.78)	113

* Totalreturn is calculatedassumingan initialinvestmentmade atthenetassetvalueatthebeginningoftheperiod,reinvestmentof alldistributions atnetasset valueduringtheperiod,andaredemption onthelastdayoftheperiod. Neither an initialsales charge or a CDSCis reflectedinthecalculation oftotalreturn.

+ Annualized.

++ NotAnnualized.

**	The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian.

***	Expense reductions are comprised of the contractual expense reimbursements as described in Note (3).

^ Notbased on average shares outstanding.

(A)	Information prior to April 5, 2008 is based on the predecessor Citizens Value Fund.

(B)	Commenced operations April 7, 2008.

(C)	Commenced operations March 31, 2006.

(D)	Information prior to April 5, 2008 is based on the predecessor Citizens Emerging Growth Fund.

Amountsdesignatedas“-“areeither$0orhavebeenroundedto$0.

Notes to Financial Statements

1. Organization:

Both Sentinel Sustainable Core Opportunities and Sentinel Sustainable Emerging Companies Funds, (collectively, “Funds”) are two of seventeen separate series of Sentinel Group Funds, Inc. (the “Company”), which is an open-end investment company registered under the Investment Company Act of 1940, as amended, and continuously offers its shares to investors. The other fifteen of seventeen series of the Company will be reported separately. Effective at the close of the market on April 4, 2008, the Citizens Core Growth Fund and Citizens Value Fund, each a series of Citizens Funds, reorganized into the Sentinel Sustainable Core Opportunities Fund, and the Citizens Emerging Growth Fund and the Citizens Small Cap Core Growth Fund, also each a series of Citizens Funds, reorganized into the Sentinel Sustainable Emerging Companies Fund. Neither the Sentinel Sustainable Core Opportunities Fund or Sentinel Sustainable Emerging Companies Fund had operations prior to the reorganization. Both Funds are diversified. Both Funds offer Class A, Class C and Class I shares. Sentinel Asset Management, Inc. (“SAMI”) acts as the investment advisor to the Funds. Shares of the Funds are distributed by Sentinel Financial Services Company (“SFSC”). Both SAMI and SFSC are subsidiaries of NLV Financial Corporation.

2. Significant Accounting Policies:

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements.The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

A. Security Valuation:

Equity securities that are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day that the NYSE is open for business. Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service. Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The mean between the bid and asked prices is generally used for valuation purposes. Short-term securities with original maturities of less than 60 days are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. Securities held in the Sentinel U.S. Treasury Money Market Fund are valued at amortized cost regardless of days left to maturity, which approximates market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund’s pricing time but after the close of the securities’ primary markets, will be fair valued under procedures adopted by the Funds’ board. The board has delegated this responsibility to a pricing committee, subject to its review and supervision.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Statement No. 157 – Fair Value Measurements, that defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. The Statement applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements. The Statement applies broadly to securities and other types of assets and liabilities. FASB 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Fund management has elected to adopt FASB 157 beginning with the fiscal year ended November 30, 2008. Adoption of this rule would have no significant impact on the Fund’s financial statements for this annual period.

B. Securities Transactions and Related Investment Income:

Securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include:

(1)	when trades occur on a day that happens to coincide with the last business day of a calendar month; or

(2)	on occasion, if Sentinel Administrative Services, Inc. (“SASI”), the Funds’ administrator, believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

Interest income is recorded on the accrual basis, which includes the amortization of bond premiums on fixed-income securities. Dividend income is recorded on the ex-dividend date when verified by two independent sources and adjusted daily for foreign tax withholding, reclaims and currency fluctuations, when applicable. The cost of securities sold is determined, and realized gains and losses are computed, using the identified cost method. Market discount and original issue discount are accreted to income.

C. Dividends and Distributions:

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for mortgage-backed securities, foreign currency transactions, and the reclassification of net investment losses and expiration of capital loss carry forwards to paid-in-capital. Reclassifications were made to reflect these differences as of June 30, 2008.

Accumulated
undistributed
net realized
gain (loss) on
	Accumulated	investments
	undistributed	and foreign
	net investment	currency
SVP Fund	income (loss)	transactions	Paid-in capital

Sustainable	$ (77,613)	$ (20,489,940)	$ 20,567,553
Core
Opportunities

Sustainable	391,480	8,250,960	(8,642,440)
Emerging
Companies

D. Federal Income Taxes

Each Fund intends to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies. Each Fund intends to distribute all of its taxable income to its shareholders, relieving it of any federal excise tax or income tax liability. In June 2006, FASB issued Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At implementation, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Fund management has taken procedures to identify material and reportable tax position adjustments under FASB Interpretation No. 48 and has none to report for the year ended June 30, 2008.

E. Repurchase Agreements:

Each Fund may enter into repurchase agreements as a means of making short-term investments, of seven days or less, and in aggregate amounts of not more than 25% of the net assets of a Fund. Each Fund, through its custodian, takes possession of the securities collateralizing repurchase agreements. All repurchase agreements entered into by the Funds provide that the market value of the collateral underlying the repurchase agreement at the time of purchase, and each subsequent business day, will always be at least equal to 102% of the repurchase agreement amount including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Financial Statements

(Continued)

F. Options:

When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted daily to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written by a Fund is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option written by a Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no option transactions during the period ended June 30, 2008.

G. Line of Credit:

The Company has obtained access to an unsecured line of credit of up to $20,000,000 from State Street Bank and Trust Company (SSB) for temporary borrowing purposes. Borrowings under this arrangement bear interest at the current overnight Federal Funds rate plus an additional 0.50% . In addition, a commitment fee of 0.10% of the unused balance is paid annually to the custodian bank. The average amount outstanding for the Company during the period from April 4, 2008 to June 30, 2008 was $1,370,185 and the average interest rate during that same period was 2.71% .

At June 30, 2008, the Sentinel Sustainable Emerging Companies Fund had an outstanding balance of $2,260,600 against this line of credit.

H. Securities Lending:

Under an agreement with SSB, the Funds may lend their securities, up to 50% of each Fund’s portfolio before taking into account the securities loan, to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash in an amount equivalent to a value of 102% (domestic) or 105% (foreign) of the market value of the loaned securities. Any adjustments in collateral required to maintain those levels due to market value fluctuations are made the next business day. The cash collateral is invested in a registered money market fund advised by State Street Global Advisors, a subsidiary of SSB. A portion of the income generated by the investment of the collateral, net of any rebates paid by SSB to the borrowers, is remitted to SSB as lending agent, and the remainder is paid to the Fund. The Fund receives from the borrower all accrued dividend and interest amounts while the securities are out on loan. The Fund retains certain ownership rights as to the loaned securities when retaining such rights is considered to be in the Fund’s best interest. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of the collateral. The income earned by each Fund from securities lending is included in its

Notes to Financial Statements

(Continued)

Statement of Operations. At June 30, 2008, neither of the Funds had securities on loan because the Funds’ advisor elected to temporarily suspend participation in the program.

I. Other:

Direct expenses of a Fund are charged to that Fund while common expenses of the Company are allocated proportionately based upon the Funds’ respective average net assets or number of shareholder accounts.

Expenses not charged to a specific Class of each Fund are allocated on the basis of daily net assets or number of shareholder accounts on a pro rata basis. Class specific expenses such as 12b-1 distribution fees, blue sky registration fees, certain transfer agency fees and NASDAQ listing fees are charged to the appropriate class.

Investment income and realized and unrealized gains and losses are allocated pro rata based on the value of shares outstanding for each Class within a Fund.

Earnings credits are received from the custodian and dividend paying agent on cash balances and are reflected in the Statement of Operations as an expense offset.

The ratio of net investment income to average net assets for each Fund is calculated utilizing the average shares method.

For the period from April 5, 2008 to May 28, 2008, the Funds had implemented redemption fees, to be retained by the affected Funds, primarily to deter short-term trading strategies, such as market timing. Each Fund was subject to a redemption fee of 1% on shares held 15 calendar days or less.

Effective May 28, 2008, the Funds eliminated the redemption fee and adopted, under certain circumstances, an excessive trading fee of 2% of the amount redeemed. The redemption fee was and the excessive trading fee is subject to certain exceptions under which they may not be charged.

3. Management Advisory Fee and Other Transactions with Affiliates:

Pursuant to Investment Advisory Agreements (“Advisory Agreements”) amended April 4, 2008, SAMI provides general supervision of the Funds’ investments. Under the Advisory Agreements, each Fund pays SAMI a monthly fee based on the annual rates shown.

	Advisory
Sentinel Fund	Fee Rate	Average Daily Net Assets

Each subject to:

Sustainable	0.70%	First $500 million
Core	0.65%	Next $300 million
Opportunities	0.60%	Next $200 million
	0.50%	Next $1 billion
Sustainable	0.40%	In excess of $2 billion
Emerging
Companies

Prior to April 5, 2008, the Funds had a management contract with Citizens Advisors, Inc. (“CAI”). Under the terms of the contract, the Funds paid CAI annual fees equal to 0.70% of the average daily net assets for the Citizens Value Fund, which is the predecessor to the Sentinel Sustainable Core Opportunities Fund and 1.00% of the average daily net assets for the Citizens Emerging Growth Fund, which is the predecessor to the Sentinel Sustainable Emerging Companies Fund. CAI had contractually agreed to waive fees and/or reimburse expenses so that the annual operating expenses were no more than 1.29% for the Citizens Value Fund Standard Class shares and 0.90% for the Citizens Value Fund Institutional Class shares. For the period from July 1, 2007 through April 4, 2008, reimbursements totaled $106,704 for the Citizens Value Fund Standard Class shares and $14,775 for the Citizens Value Fund Institutional Class shares. These contractual waivers were effectively terminated with the reorganizations on April 4, 2008.

The Class A shares of the Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. These distribution plans are herein referred to as the “A Plan”. The Class C shares have also adopted a Class C distribution plan applicable to its Class C shares referred to as the “C Plan”. Under the A Plan, each Fund pays to SFSC, a monthly fee at the maximum annual rate of 0.30% of average daily net assets. Under the C Plan, the Class C shares of each of the Funds pay to SFSC a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets.

Such fees are used to reimburse SFSC for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of each participating Fund. In the first year after the purchase, this fee is designed to recover the initial sales commission of 1.00% paid by SFSC to the selling financial intermediary. In subsequent years, the entire 1.00% may be paid to the financial intermediary as additional commission and/or, up to 0.25%, for service fees.

The Class I shares do not pay distribution fees.

Prior to April 5, 2008, pursuant to Rule 12b-1 under the 1940 Act, the Funds’ predecessor Standard and Administrative Class shares paid an amount equal to 0.25% per annum of average annual net assets to Citizens Securities, Inc. (“CSI”), a wholly owned subsidiary of CAI. For the period from November 12, 2007 to April 4, 2008, CSI agreed to voluntarily reduce the distribution fee by 0.05% with respect to the Funds’ Standard and Administrative class shares. Reimbursements for that period totaled $30,428 for the Citizens Emerging Growth Fund Standard Class shares, $521 for the Citizens Emerging Growth Fund Administrative Class shares and $10,684 for the Citizens Value Fund Standard Class shares. These voluntary waivers were effectively terminated with the reorganizations on April 4, 2008.

The Funds are not assessed distribution fees on shares owned by NLV Financial Corporation and its affiliates. Where NLV Financial Corporation and its affiliates held an investment during the reporting period for this annual report, this results in overall distribution fees for that share class of less than the maximum limits involved. NLV Financial Corporation and its affiliates had investments in Sentinel Sustainable Core Opportunities Fund Class C and Sentinel Sustainable Emerging Companies Fund Class C during the reporting period from their inception date of April 7, 2008 to June 30, 2008. In addition, the retirement plans of the NLV Financial Corporation and its affiliates receive a rebate of the 12b-1 fees paid by the plans.

These asset-based fees, excepting the service fee component, are subject to aggregate limits imposed by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

SFSC will not be reimbursed for any un-reimbursed eligible expenses from any other Fund, or in any future year from any of the Plans.

SFSC also receives a sales charge added to the net asset value received by the Funds on the sale of Class A shares. This compensation is not an expense of the Funds and does not affect their operating results. SFSC has advised the Funds that it received sales charges aggregating $15,000 for the period from April 5, 2008 through June 30, 2008. The Funds have been advised that the total distribution charges retained by SFSC on the sale of shares amounted to $757 after allowances of $681 to Equity Services, Inc., a subsidiary of NLV Financial Corporation, and $13,562 to other investment dealers. During this same period, SFSC advised the Funds that it received no contingent deferred sales charges from certain redemptions of Class A shares, Class C shares, or Class I shares.

Each Director who is not an affiliate of SAMI receives an annual fee from the Company of $30,000 plus $2,500 for each meeting attended. The Lead Independent Director is paid an additional $16,000 annual fee. Each member of the Audit Committee and Governance Committee is also paid $2,000 for each in-person and $500 for each telephone Committee meeting attended, and the chair of each Committee is paid an annual fee of $6,000. Directors are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Certain Directors of the Funds have chosen to have their fees deferred in accordance with the Funds’ deferred compensation plan. These amounts are included in Directors’ fees and expenses and deferred compensation expenses on the Statement of Operations and Statement of Assets and Liabilities, respectively.

Pursuant to an Administration Agreement with Sentinel Administrative Services, Inc. (“SASI”, a subsidiary of SAMI), the Funds receive administration services and pay SASI a monthly fee at an annual rate of 0.0375% of the first $4 billion of the Company’s aggregate average daily net assets; 0.035% of the next $3 billion of the Company’s aggregate average daily net

Notes to Financial Statements

(Continued)

assets and 0.0325% of the Company’s aggregate average daily net assets in excess of $7 billion. The Funds are responsible for all charges of outside pricing services and other out-of-pocket expenses incurred by SASI in connection with the performance of its duties under the Administrative Agreement.

Pursuant to a Transfer and Dividend Disbursing Agent Agreement with SASI, the Funds receive transfer agency services and the Company pays SASI an annual fee of $2,563,000, plus an amount equal to an annual rate of $15 per shareholder account in excess of 106,500 accounts as of the last day of the month preceding the installment due date, which is paid in twelve monthly installments due on the first day of each month for the preceding month. The base fee of $2,563,000 is subject to inflationary increases under certain circumstances, subject to approval by the Company’s Board of Directors. The Funds may also reimburse SASI for sub-transfer agency, plan agent and similar fees paid by SASI to other entities who provide services to accounts underlying an omnibus account of record in accordance with policies approved by the Board of Directors. The currently approved policy would allow such reimbursement at an annual rate of 0.17% of a Fund’s average daily net assets.

Fees paid by Sentinel Sustainable Core Opportunities Fund and Sentinel Sustainable Emerging Companies Fund to SASI under the provisions of the Administration and Transfer and Dividend Disbursing Agreements for the period from April 5, 2008 through June 30, 2008 were $190,467.

Prior to April 5, 2008, the Funds’ predecessors had in place an administrative contract with CAI which provided for administrative services in exchange for reimbursement of out-of-pocket expenses and annual fees equal to 0.15% of each Funds’ average daily net assets. In addition, Citi Fund Services Ohio, Inc. provided transfer agency and fund accounting services to the Funds pursuant to certain fee arrangements and Fifth Third Bank acted as custodian for the Funds and was paid a fee based on each funds’ assets and other transaction based fees, subject to certain minimums.

SAMI and/or an affiliate have contractually agreed to waive fees and/or reimburse expenses so that the total annual fund operating expenses of the Class I shares of the Sentinel Sustainable Core Opportunities Fund will be no more than 0.76% from April 4, 2008 until April 4, 2009. The Class A and Class C shares of this Fund will benefit from these arrangements to the extent SAMI waives its advisory fees to meet these commitments.

For the period from April 5, 2008 through June 30, 2008, the total amount reimbursable to Sentinel Sustainable Core Opportunities Fund Class I was $12,982, Sentinel Sustainable Core Opportunities Fund Class A was $50,630 and Sentinel Sustainable Core Opportunities Fund Class C was $99.

Notes to Financial Statements

(Continued)

As of June 30, 2008, NLV Financial Corporation and its affiliates held ownership in the Funds as follows:

Approximate
Sentinel Fund	% Ownership

Sustainable Core Opportunities – Class C	100.0%

Sustainable Emerging Companies – Class C	94.4%

4. Investment Transactions:

Purchases and sales of investment securities (excluding short term obligations) for the period from July 1, 2007 through June

30, 2008 were as follows:

	Purchases		Sale of
	of other	Purchases	other than	Sale of
	than U.S.	of U.S.	U.S. Govt.	U.S. Govt.
	Govt. direct	Govt. direct	direct and	direct and
Sentinel	and agency	and agency	agency	agency
Fund	obligations	obligations	obligations	obligations

Sustainable	$99,996,978	$ –	$103,057,917	$ –
Core
Opportunities

Sustainable	189,690,032	–	217,242,517	–
Emerging
Companies

For Federal income tax purposes, the Company had capital loss carry forwards at June 30, 2008 as follows:

		Expiring on
Sentinel Fund		6/30

Sustainable Core Opportunities	$1,743,787	2011
	$15,908,258	2015

	$17,652,045**

Sustainable Emerging
Companies	$104,862,611	2009
	36,170,306	2010
	3,462,058	2012

Total	$144,494,975**

**Utilization of these losses in future years may be limited under Federal tax laws.

The Sentinel Sustainable Emerging Companies Fund utilized $1,748,937 of capital losses during the year ended June 30, 2008. It is unlikely that a capital gains distribution will be paid to shareholders of the Funds until net gains have been realized in excess of such capital loss carry forwards or the carry forwards expire.

5. Fund Shares:

At June 30, 2008, 2.94 billion shares of one cent par value were authorized for the Company. The following is the breakdown of the Sentinel Sustainable Core Opportunities and Sentinel

Sustainable Emerging Companies Funds per Class of shares:

Authorized
Class A Shares	Shares

Sentinel Sustainable Core Opportunities	40,000,000

Sentinel Sustainable Emerging Companies	40,000,000
Class C Shares

Sentinel Sustainable Core Opportunities	40,000,000

Sentinel Sustainable Emerging Companies	40,000,000
Class I Shares

Sentinel Sustainable Core Opportunities	40,000,000

Sentinel Sustainable Emerging Companies	40,000,000

Notes to Financial Statements

(Continued)

Proceeds from sales and payments for redemptions on Fund shares as shown in the statement of changes in net assets are represented by the following number of shares.

			Shares issued
		Shares issued	in reinvestment		Net increase
	Shares	in Fund	of dividends and		(decrease) in
Sentinel Fund	Sold	Reorganizations	distributions	Shares reacquired	shares outstanding

Fiscal Period Ended 06/30/08
Sustainable Core Opportunities – A*	1,243,085	16,236,535	10,155	1,626,578	15,863,197
Sustainable Core Opportunities – C^	37,092	–	–	–	37,092
Sustainable Core Opportunities – I*	817,354	4,216,459	4,353	844,401	4,193,765
Sustainable Emerging Companies – A**	777,965	1,853,129	–	2,351,384	279,710
Sustainable Emerging Companies – C^	31,259	–	–	–	31,259
Sustainable Emerging Companies – I**	8,704	141,991***	–	62,621	88,074
Citizens Administrative Class Shares
Prior to the Fund reorganizations***	15,994	–	–	91,052	(75,058)
Citizens Administrative Class Shares
reacquired upon conversion into Class
I Shares***	–	–	–	145,304	(145,304)

* Information prior to April 5, 2008 is based on the predecessor Citizens Value Fund.

** Information prior to April 5, 2008 is based on the predecessor Citizens Emerging Growth Fund.

*** Citizens Emerging Growth Fund Administrative Class shareholders were issued Sentinel Sustainable Emerging Companies Fund Class I Shares as part of the Fund reorganizations effective as of the close of the New York Stock Exchange on April 4, 2008.

^ Commenced operations April 7, 2008.

			Shares issued
		Shares issued	in reinvestment		Net increase
	Shares	in Fund	of dividends and		(decrease) in
Sentinel Fund	Sold	Reorganizations	distributions	Shares reacquired	shares outstanding

Fiscal Period Ended 06/30/07
Citizens Value Fund Standard Shares	1,635,323	–	10,528	561,158	1,084,693
Citizens Value Fund Institutional Shares	77,788	–	2,354	–	80,142
Citizens Emerging Growth Fund
Standard Shares	1,041,779	–	–	1,896,311	(854,532)
Citizens Emerging Growth Fund
Institutional Shares	6,012	–	–	32,123	(26,111)
Citizens Emerging Growth Fund
Administrative Shares	24,460	–	–	106,436	(81,976)

Notes to Financial Statements (Continued)

6. Reorganizations:

Pursuant to an Agreement and Plan of Reorganization approved by shareholders on February 13, 2008, for the Institutional Class shares of the Citizens Value Fund, March 4, 2008, for the Citizens Emerging Growth Fund and Standard Class shares of the Citizens Value Fund and March 27, 2008, for the Citizens Core Growth Fund, as of the close of business on April 4, 2008, (1) Sentinel Sustainable Core Opportunities Fund acquired the assets and liabilities of Citizens Core Growth Fund and Citizens Value Fund, with the Sentinel Sustainable Core Opportunities Fund being the legal survivor and the Citizens Value Fund being the accounting survivor, and (2) Sentinel Sustainable Emerging Companies Fund acquired the assets and liabilities of Citizens Emerging Growth Fund and Citizens Small Cap Core Growth Fund, with the Sentinel Sustainable Emerging Companies Fund being the legal survivor and the Citizens Emerging Growth Fund being the accounting survivor, in reorganizations designed to be federal tax free in exchange for shares of Sentinel Sustainable Core Opportunities Fund and Sentinel Sustainable Emerging Companies Fund, respectively. The number of shares is presented in Note (5) and the value of shares issued by each of Sentinel Sustainable Core Opportunities Fund and Sentinel Sustainable Emerging Companies Fund is presented in the Statement of Changes in Net Assets and in the schedule below. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

				Net Assets of	Acquired Fund
		Net Assets of	Net Assets of	Acquiring Fund	Unrealized
Acquiring Fund	Acquired Fund	Acquired Fund	Acquiring Fund	After Acquisition	Appreciation

Sentinel Sustainable Core	Citizens Core Growth Standard	$218,888,219	$51,531,510	$270,419,729	$63,014,273
Opportunities Fund Class A	Class
Sentinel Sustainable Core	Citizens Core Growth	1,775,726	2,637,690	59,443,448	(414,345)
Opportunities Fund Class I	Administrative Class
Sentinel Sustainable Core	Citizens Core Growth Institutional	55,030,032	2,637,690	59,443,448	(33,060,765)
Opportunities Fund Class I	Class
Sentinel Sustainable	Citizens Small Cap Core Growth	31,388,124	148,240,581	179,628,705	3,302,122
Emerging Companies Fund	Standard Class
Class A

7. Distributions to Shareholders:
The tax character of distributions paid during the fiscal period ended June 30, 2008 was as follows:

Sentinel Fund	Ordinary Income	Long Term Capital Gain Return of Capital		Total

Sustainable Core Opportunities	$ –	$ –	$ –	$ –

Sustainable Emerging Companies	–	–	–	–

As of June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Currently Distributable
Long Term Capital
	Currently Distributable	Gain or Capital Loss	Unrealized Appreciation
Sentinel Fund	Ordinary Income	Carryover	(Depreciation)

Sustainable Core Opportunities	$ 86,585	$ (17,652,045)	$ 14,679,297

Sustainable Emerging Companies	–	5,588,577	17,920,741

8. Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

9. Subsequent Events:

Following June 30, 2008, the shared fiscal year end for the Sentinel Sustainable Core Opportunities and Sentinel Sustainable Emerging Companies Funds was changed from June 30th to November 30th.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sentinel Group Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Sustainable Core Opportunities Fund and Sentinel Sustainable Emerging Companies Fund comprising two of the seventeen separate series of Sentinel Group Funds, Inc. (hereafter referred to as the “Funds”) at June 30, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP New York, New York August 28, 2008

Actual and Hypothetical Expenses for Comparison Purposes

(Unaudited)

Example

As a shareholder of one or more of the Sentinel Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The example for each share class is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 01/01/08 through 06/30/08.

Actual Expenses

The first line of each share class in the table beginning on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid from 01/01/08 through 06/30/08” to estimate the expenses you paid on your account during this period.

• Certain Account Fees and Minimum Account Size

Certain participant accounts are subject to the following recurring annual fees that are not included in the expenses shown in the table. If your account was subject to these fees, then the actual account values at the end of the period and the actual expenses for the period will be higher. Due to the expense of maintaining accounts with small balances, we reserve the right to charge an annual maintenance fee of up to $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months. This fee will be deducted automatically from each participant account in June of each year unless it is prepaid.

• Miscellaneous Recurring Fees
Retirement Custodial Accounts
Annual Custodial Fee per Social Security Number	$15.00
Closeout Fee per Account	$15.00
Transfer of Assets per Transaction	$25.00
Service Fees
Express Mail Deliveries	$15.00
Federal Funds Wire	$20.00
Bounced check-writing checks	$25.00
Bounced check received for deposit	$25.00

• Recurring Fees for Services for Employee Benefit Plans

The Sentinel Destinations platform offers participant record keeping services to employer-sponsored retirement plans such as 401(k), pension or profit sharing plans. Plans using the Sentinel Destinations platform will be subject to additional fees for the services provided. Contact your financial advisor or Sentinel Administrative Services, Inc. for more information regarding Sentinel Destinations.

Hypothetical Example for Comparison Purposes

The second line of each share class in the table beginning on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of the share class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Sentinel Fund share class to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As with actual account values and expenses, the hypothetical account values and expenses shown in the table do not reflect any of the recurring fees outlined above. If your account is subject to such fees, then the hypothetical account values at the end of the period shown and the hypothetical expenses paid for the period should be increased before comparing these amounts to the corresponding amounts for other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses (Unaudited)

Actual and hypothetical expenses for each Sentinel Fund share class are provided in this table. More detailed expenses data is contained in the financial statements and related notes.

						Expenses Paid
			Beginning	Ending		from 01/01/08
	Total Return	Total Return	Account Value	Account Value	Annualized	through
Sentinel Fund Fund Class	Description	Percentage	01/01/08	06/30/08	Expense Ratio	06/30/08*

Sustainable Core Opportunities
A Shares	Actual	-14.10	$1,000.00	$859.02	1.21	$5.45
	Hypothetical+	1.90	1,000.00	1,019.00	1.21	5.92

C Shares^	Actual	-4.90	1,000.00	951.04	2.31	5.36
	Hypothetical+	1.34	1,000.00	1,013.38	2.31	11.56

I Shares	Actual	-13.87	1,000.00	861.29	0.80	3.61
	Hypothetical+	2.10	1,000.00	1,020.98	0.80	3.92

Sustainable Emerging Companies
A Shares	Actual	-10.18	$1,000.00	898.22	1.75	7.65
	Hypothetical+	1.68	1,000.00	1,016.81	1.75	8.12

C Shares^	Actual	-1.89	1,000.00	981.11	2.79	6.57
	Hypothetical+	1.10	1,000.00	1,010.99	2.79	13.95

I Shares	Actual	-9.99	1,000.00	900.10	1.20	5.29
	Hypothetical+	1.93	1,000.00	1,019.29	1.20	5.62

*	Expenses are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182)/365 (or 366).

+ Hypothetical assumes a 5.00% annual return less expenses for the period. ^ Commenced operations April 7, 2008.

Information and Services for Shareholders

Federal Tax Status of Dividends and Distributions (unaudited)

Certain tax information for the Sentinel Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2008. The information and distributions reported in this annual report may differ from the information and taxable distributions reported to shareholders for the calendar year ended December 31, 2008. The information required to complete your income tax returns for the calendar year will be sent to you in January 2009.

The following table represents the percentage of ordinary income distributions eligible for the dividends received deduction and the percentage of its ordinary income distributions treated as qualified dividend income along with the dollar amount of long-term capital gains distributed by the Funds.

	Dividends	Qualified	Long-Term
	Received	Dividend	Capital Gain
Sentinel Fund	Deduction	Income	Distributions

Sustainable Core	100.0%	100.0%	$ -
Opportunities

Portfolio Proxy Voting Guidelines and Voting Record

Sentinel Funds portfolio proxy voting guidelines, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th, are available without charge on-line at www. sentinelinvestments.com and at www.sec.gov, or by calling 1.800.282. FUND (3863).

Availability of Quarterly Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call 1.800. SEC.0330 for more information.)

How to contact Sentinel By telephone

Getting in touch with Sentinel Administrative Services, Inc. (“Sentinel”) is as easy as making a telephone call, or going on the internet.

You can contact Sentinel 24 hours a day by calling 1.800.282. FUND (3863). During normal Eastern Time business hours you may choose to speak with an Investor services representative, or access OnCall 24, Sentinel’s account interaction service.

The OnCall 24 menu provides quick, easy voice response or telephone keypad access to a broad selection of Sentinel’s most important information and services any time of the day or night.

Over the internet

If you prefer, you may access Sentinel service and account information on the internet at www.sentinelinvestments.com. You’ll find complete information about Sentinel products, services, performance and prices.

By mail

Please be sure to include your name, address, account number and all other pertinent information. Mail your inquiry to the Sentinel Funds at these addresses:

Postal Deliveries: Sentinel Funds P.O. Box 1499 Montpelier, VT 05601-1499	Express Deliveries: Sentinel Funds One National Life Drive Montpelier, VT 05601

How to invest

To open a new account. Complete the application in the prospectus which also contains additional information about the Funds.

To add shares

You may add shares to the same fund you own by sending a check payable to the Sentinel Funds directly to Sentinel.

To invest automatically

Sentinel offers a number of ways to invest automatically. To transfer money periodically from your checking or savings account into any Sentinel Fund: • Decide how much you would like to transfer. You may open an Automatic Investment Plan account with as little as $50 as long as you reach a minimum balance of $1,000 within two years. (Sentinel Conservative Allocation Fund Automatic Investment Plan minimums: $100. Special requirements apply to Class S shares of Sentinel Short Maturity Government Fund. See the prospectus.)

• Decide the frequency of your investment

• Shares will be purchased on or about the 5th of the month unless otherwise specified. You will receive a confirmation of your automated transactions quarterly by mail.

• You can also choose to have the amount of your Automatic Investment Plan investments increase by any percentage or dollar amount you specify. Increases can occur annually, semiannually, quarterly or monthly. Changes to the Plan may be made over the phone.

There is no charge for these services.

To dollar cost average

When you transfer the same dollar amount through the Automatic Investment Plan on a regular basis, you “dollar cost average.” This means you buy more shares when prices are low and fewer when prices are high. Assuming you continue the program over time, this can reduce your average cost per share. Dollar cost averaging does not guarantee a profit or protect against loss in a constantly declining market. If the strategy is discontinued when the value of shares is less than their cost, a loss may be incurred. That’s why you should

Information and Services for Shareholders

(Continued)

consider your ability to continue such a program through
periods of declining markets. To establish a dollar cost
averaging plan:

• Complete the Electronic Funds Transfer section of the
Application and select your frequency of investment.

• Allow at least one month for your first transfer to be made.

To invest by telephone
The Telephone Investment Service enables you to move money
directly from your bank account to a Sentinel fund of your
choice, automatically and at no charge. To have access to the
Telephone Investment Service:

• Complete the Telephone Investment Service section of the
Application.

• You may use the Telephone Investment Service to transfer
any amount from $50 to $50,000. Just call Sentinel.

• There is no charge for telephone exchanges. The minimum
transaction is $1,000 unless exchanging to a Fund you
already own.

• No sales charge applies, except when new shares are
exchanged from the U.S. Treasury Money Market Fund to
another Sentinel Fund.

• New assets must remain in an account for a minimum
of 15 or 30 days before they can be exchanged to another
fund. Refer to the Prospectus for short term trading
restrictions.

• Accounts must be identically registered.

To exchange on the internet
To exchange shares over the internet, simply access your
account on our website at www.sentinelinvestments.com and
follow the easy instructions you’ll find there. Note that all transaction requests made after the close of business on any day the New York Stock Exchange is open will reflect prices at the close of the next business day.

To invest on the internet

To invest with Sentinel over the internet, simply access your account on our website at www.sentinelinvestments.com and follow the easy instructions you’ll find there.

The Government Direct Deposit Privilege

The Government Direct Deposit Privilege enables you to purchase Fund shares automatically via direct deposit of your federal salary, Social Security or certain veterans, military or other payments from the federal government. You may choose to deposit any amount from these payments (minimum of $50.00) . To enroll you must complete and return a Direct

Deposit Sign-Up Form to Sentinel for each type of payment to be deposited. Contact Sentinel or the appropriate federal agency for forms. Note that death or legal incapacity will terminate participation, and that should you wish to terminate participation you’ll need to provide written notification to the appropriate federal agency.

Payroll Savings Plan

The Payroll Savings Plan enables you to purchase Fund shares automatically on a regular basis (minimum of $50.00 per transaction). Depending upon your employer’s direct deposit program, you may have part or all of your paycheck invested in your existing Sentinel account electronically through the Automated Clearing House system each pay period. To begin you’ll need to file an authorization form, available from Sentinel, with your employer’s payroll department. Note that you may change amounts or cancel the Plan only by written notification to your employer.

How to exchange shares among Sentinel Funds To make a telephone exchange

Call Sentinel before the close of business on any day the New York Stock Exchange is open, to receive the net asset value (share price with no sales charge) at the close of that business day.

To make a mail exchange

Explain the exchange you would like to make in writing and mail it to Sentinel. The exchange will take place on the day your request is received in good order.

To make Systematic Exchanges

You may ask to have shares liquidated in one Sentinel Fund and purchased in one or more other Sentinel Funds automatically every month. There is no charge for this service, and accounts need not be identically registered.

How to make changes Registration

Call Sentinel for instructions.

Address

Call Sentinel – or complete the address change section on the back of your account statement and return in the post paid return envelope. You may also change your address over the internet at www.sentinelinvestments.com.

The Reinstatement Privilege

If you redeem shares, or receive a dividend or capital gain distribution in cash and later want to reinvest that same amount, you may do so within 90 days at no sales charge.

How to redeem shares By telephone

Call Sentinel before the close of business on any day the New York Stock Exchange is open to redeem shares at that day’s closing net asset value.

To redeem on the internet

To redeem shares over the internet, simply access your account on our website at www.sentinelinvestments.com and follow the easy instructions you’ll find there. Note that all transaction requests made in good order after the close of business on any day the New York Stock Exchange is open will reflect prices at the close of the next business day.

By Systematic Withdrawal Plan

A Systematic Withdrawal Plan (SWP) allows you to specify an amount or a percentage to be mailed to you regularly or deposited directly to your bank account. Accounts must have a minimum balance of $5,000 to qualify (except in Sentinel U.S. Treasury Money Market Fund).

• Note that to provide this income, the fund sells shares. If the amount of the Systematic Withdrawal Plan exceeds the fund’s growth rate, withdrawals may deplete principal. Redemptions may reduce or even eventually exhaust your account.

• For retirement accounts for which Sentinel is agent for the custodian, Systematic Withdrawal Plans based on a life expectancy or fixed percentage are available.

Other services, features and information

Class I Shares. Class I Shares are only available to eligible investors. In addition, not all of the account and investment options described here are available for Class I Shares. Refer to the Class I Shares prospectus or call Sentinel for more information about Class I Shares.

Automatic reinvestment

Dividends and/or capital gains may be automatically reinvested at net asset value (share price with no sales charge) in additional shares of the same fund or in the same class of another Sentinel Fund.

Distributions

You may receive distributions in cash (check), or have them deposited directly to your bank account.

Retirement accounts

Most Sentinel funds may be used as investment vehicles for your tax-deferred retirement plan. For an application and custodial agreement, call your financial advisor or Sentinel. Sentinel as agent provides for the following types of accounts invested in the Sentinel Funds:

• Individual Retirement Accounts (IRAs)
• SIMPLE IRAs• 403(b)(7) Plans
• Roth IRAs
• Roth Conversion IRAs
• Coverdell ESA
• SEP IRAs

Confirmations

Every time a transaction takes place in your account, you will receive a confirmation of activity. Automated transactions are confirmed quarterly.

Portfolio Statements

The Portfolio Statement consolidates all accounts with the same Tax Identification Number (TIN) and ZIP code. Other shareholder accounts may be added upon request.

• You will receive your Portfolio Statement quarterly

• You will receive a statement in January which summarizes all account activity for the prior year.

Average cost basis statements

Average cost basis statements are available for certain types of accounts. Call Sentinel for information.

Calculating the value of your account

Your Portfolio Statement shows the value of your account. You may also find your account balance by multiplying your fund’s net asset value (NAV) by the number of shares you own. Your Fund’s NAV will be found under the Mutual Fund heading in the Financial section of most major daily newspapers. If you prefer, you can also call Sentinel for your account balance information.

Get electronic delivery of Fund documents with e-Delivery.

Choosing e-Delivery will enable you to receive fund documents electronically via email – and help reduce the paper usage, printing and postage costs which contribute to overall Fund expenses. You will also receive your Sentinel Fund documents earlier than you would by mail. You will be notified by email when the items you’ve selected for e-Delivery are available. To enroll, log onto www.sentinelinvestments.com, go to “Sign up for eDelivery” on the right-hand side of the page and follow the prompts. Or, call Sentinel at 1-800-282-3863.

Transacting Through an Intermediary

If you transact through an intermediary, you must follow the intermediary’s procedures for transacting in the Funds. The intermediary may have different procedures, account options and/or transactional fees from those described here.

Would you like to send a confidential comment to the Sentinel Funds Chief Compliance Officer?

Go to www.sentinelinvestments.com, choose the “Contact Us” tab near the top of the page, then click on the phrase “Confidential Comment” located above the contact information box and follow the prompts.

Board Approval of Investment Advisory Agreements

The Sentinel Group Funds, Inc. Board of Directors considered	Profitability
the approval of the advisory agreement and subadvisory	The Board reviewed information prepared by Sentinel Asset
agreements for the Sustainable Core Opportunities Fund and	Management, Inc., calculated on a pro forma basis, regarding
the Sustainable Emerging Companies Fund at a meeting held	the projected profitability to Sentinel Asset Management, Inc.
on October 12, 2007. During this review, it considered all factors	of its advisory relationship with each Fund as well as the
believed relevant, including the nature, extent and quality of	overall profitability to Sentinel Asset Management, Inc. and its
services to be rendered by Sentinel Asset Management, Inc.	affiliates.
and its affiliates; revenue to be received by Sentinel Asset
Management, Inc. from the Funds; the costs to be borne by,	Economies of Scale
and pro forma profitability of, Sentinel Asset Management, Inc.	The Board considered whether there could be economies
and its affiliates in providing services to the Funds; pro forma	of scale with respect to the management of the Funds,
Fund advisory fees and Class A share expenses; the extent	and whether the Funds would appropriately benefit from
to which economies of scale would be realized as the Funds	any available economies of scale. The Board noted that
grow and whether fee levels reflect these economies of scale	the proposed advisory agreement included an advisory fee
for the benefit of investors; the professional experience and	breakpoint schedule. They also considered the current level
qualifications of Sentinel Asset Management, Inc.’s investment	of assets of each Fund. After reviewing these and related
personnel; and the terms of the proposed advisory agreement.	factors, the Board concluded, within the context of its overall conclusions regarding the advisory agreement, that the extent
Advisor Personnel and Investment Process	to which economies of scale were shared with the Funds
At the October meeting, the Board noted that each of the	supported the advisory agreement.
proposed portfolio managers was well qualified with significant
investment experience, each being a portfolio manager or	Conclusion
analyst on another Sentinel Fund. The Board also discussed the	The Board considered Sentinel Asset Management, Inc. to be
Sentinel Asset Management’s approach to socially conscious	experienced asset management firms. After deliberations by
investing, which would involve the use of a range of qualitative	the Board’s Independent Directors without the presence of
screens, including ones that address environmental, social,	employees of Sentinel Asset Management, Inc. or its affiliates,
governance, human rights and diversity issues. The Board also	the Board, including the Independent Directors, approved
reviewed the experience of the expected new head of social	the proposed advisory agreements, subject to any required
research for Sentinel Asset Management, Inc.	shareholder approval, concluding that the proposed advisory
agreements were reasonable in relation to the services to be
Advisory Fees and Expenses	provided and that it was in the best interests of each Fund.
The Board discussed the pro forma management fee and
expense ratios of the Funds, noting that each Sentinel Fund’s advisory fee schedule included the use of breakpoints.

Proxy Voting Results

Special Meeting of Shareholders — February 13, 2008	Citizens Emerging Growth Fund Fund, Administrative and
Citizens Value Fund, Institutional Class — Approve the	Institutional Classes - Approve the reorganization with Sentinel
reorganization with Sentinel Sustainable Core	Sustainable Emerging Companies Fund
Opportunities Fund	Broker
Broker	For	Against	Abstain	Non-Votes

For	Against	Abstain	Non-Votes	106,396.271	1,860.116	210.497	0

442,064.873	0	0	0
Citizens Small Cap Core Growth Fund — Approve the
Special Meeting of Shareholders — March 4, 2008	reorganization with Sentinel Sustainable Emerging
Citizens Value Fund, Standard Class — Approve the reorganiza-	Companies Fund
tion with Sentinel Sustainable Core Opportunities Fund	Broker
Broker	For	Against	Abstain	Non-Votes

For	Against	Abstain	Non-Votes	1,492,158.470	90,499.988	80,122,294	0

1,904,306.355	83,380.613	91,788.326	0
Special Meeting of Shareholders — March 27, 2008
Citizens Emerging Growth Fund, Standard Class — Approve	Citizens Core Growth Fund — Approve the reorganization with
the reorganization with Sentinel Sustainable Emerging	Sentinel Sustainable Core Opportunities Fund
Companies Fund	Broker
Broker	For	Against	Abstain	Non-Votes

For	Against	Abstain	Non-Votes	5,913,251.427	2,431,303.077	178,206.637	0

4,494,922.151	204,953.763	130,361.273	0

Directors The same 10 persons serve as Directors of Sentinel Group Funds, Inc.. Their names and other information about the nine independent Directors are set forth below.

	Position and	Principal Occupation(s)
Name, Address, Age	Length of Time Served*	During Past Five Years	Public Directorships

John D. Feerick (71)	Director, since 1984	Fordham University School of Law – Professor	Wyeth
140 West 62nd Street		of Law since 1982; Dean, from 1982 to 2002;	(a pharmaceutical
New York, New York 10023		NYS Commission on Judicial Elections,	company) – Director,
		2003-2007; Special Master of Family	since 1987; Emglom
		Homelessness in NYC – from 2003 to 2005;	Health (holding
		Judicial Referee on School Funding – 2004 to	company of GHI and
		2005; American Arbitration Association, past	HIP) – Director and
		Chairman of the Board	member of the Audit
Committee, since
2006; New York State
Commission on Public
Integrity – since 2007

Keniston P. Merrill (71)	Director, since 1987;	Retired – Formerly Advisor Chair and Chief	None
National Life Drive	Chair, 1990-1997	Executive Officer
Montpelier, Vermont 05604

Deborah G. Miller (58)	Director, since 1995	Enterprise Catalyst Group (a management	Libby Glass – Director,
National Life Drive		consulting firm ) - Chief Executive Officer,	since 2003; Wittenberg
Montpelier, Vermont 05604		since 2003; Ascendent Systems (a voice and	University – Director
		messaging systems company) - Chief Executive	since 1998
Officer, from 2005 until 2007; iCEO LLC (an
employment agency ) – Chief Executive Officer
2000 to 2003

John Raisian, Ph.D. (58)	Director, since 1996	Hoover Institution at Stanford University –	None
Hoover Institution		Economist, since 1986
Stanford University
Serra and Galvez Streets
Stanford, CA 94305-6010

Nancy L. Rose (49)	Director, since 2003	Massachusetts Institute of Technology –	CRA International, Inc.
National Life Drive		Professor of Economics, since 1985; National	(a consulting firm) –
Montpelier, VT 05604		Bureau of Economic Research – Director of	Director, since 2004
Industrial Organization Research Program,
since 1990

Richard H. Showalter (60)	Director, since 2003; Lead	Dartmouth-Hitchcock Alliance– Senior Vice	None
National Life Drive	Independent Director	President and Chief Financial Officer, since
Montpelier, VT 05604	since 2005	1985; Mary Hitchcock Memorial Hospital-
Senior Vice President and Treasurer from 1985
– 2007; Dartmouth-Hitchcock Clinic- Senior
Vice President and Treasurer from 199-2007;
Dartmouth- Hitchcock Medical Center-
Treasurer from 1995- Present

Susan M. Sterne (62)	Director, since 1990;	Economic Analysis Associates, Inc. – President,	None
5 Glen Court	Audit, Compliance &	since 1979
Greenwich, CT 06830	Pricing Committee Chair,
since 2007

Angela E. Vallot (51)	Director, since 1996;	Vallot Consultants – President, since 2004;	Mary-Mount
370 Riverside Drive	Governance, Contracts &	Colgate-Palmolive Company (a consumer	Manhattan College –
Apt. 15E	Nominating Chair, since	products company ) – Vice President – 2001	Trustee. Since 2004
New York, NY 10025	2004	to 2003; Texaco, Inc. (an integrated energy
company ) – Director of Diversity, 1997 to 2001

*	Each Director serves until his or her successor is duly elected and qualified, or until his or her death, resignation, or removal. The Board has a policy that at the March meeting of the Board after a Director attains the age of 72, such Director shall resign.

Officers

The names of and other information relating to the two Directors who are officers and “interested persons” of the Funds as defined in the 1940 Act and to the other officers of the Funds is set forth below.

Position and
	Length of Time		Public
Name, Address, Age	Served*	Principal Occupation(s) During Past Five Years	Directorships

Thomas H. MacLeay (58)	Chair and Director,	National Life Holding Company (a mutual insurance	Sentinel
National Life Drive	since 2003; Chief	company) and National Life- Chairman of the Board,	Variable
Montpelier, VT 05604	Executive Officer	President and Chief Executive Officer, since 2002; President	Products Trust
	2003-2005	and Chief Operating Officer, 1996 to 2001; Sentinel Variable	(6)
Products Trust - Chairman, since 2004; Chief Executive
Officer, 2004 to 2005 ; NLV Financial Corporation- Chairman,
President and CEO, 2002- present

Christian W. Thwaites (49)	President, Chief	Advisor – President & Chief Executive Officer, since 2005;	None
National Life Drive	Executive Officer and	National Life – Executive Vice President, since 2005; Sentinel
Montpelier, VT 05604	Director	Variable Products Trust – President and Chief Executive
	since 2005	Officer, since 2005; Sentinel Financial Services Company
(“SFSC”) – Chief Executive Officer since 2005, President
2005 to 2006; Sentinel Administrative Services, Inc. (“SASI”)
– President & Chief Executive Officer since 2005; Sentinel
Advisors Company (“SAC”) and Sentinel Administrative
Services Company (“SASC”) – President & Chief Executive
Officer 2005 to 2006; Skandia Global Funds - Chief Executive
Officer, 1996 to 2004

John Birch (58)	Chief Financial	Advisor – Chief Operating Officer, since 2005; SASI – Chief	None
National Life Drive	Officer, since 2008	Operating Officer, since 2006; SASC – Chief Operating Officer,
Montpelier, VT 05604		since 2005; State Street Bank, Luxembourg – Head of
Transfer Agency, 2004 to 2005; American Skandia Investment
Services, Inc. – Chief Operating Officer, 1997 to 2003

Thomas P. Malone (52)	Vice President and	SASI– Vice President, since 2006; Sentinel Variable Products	N/A
National Life Drive	Treasurer, since 1997	Trust – Vice President and Treasurer, since 2000; SASC – Vice
Montpelier, VT 05604		President 1998 to 2006

John K. Landy (48)	Vice President, since	SASI – Senior Vice President, since 2006; Sentinel Variable	N/A
National Life Drive	2002	Products Trust – Vice President, since 2004; SASC – Senior
Montpelier, Vermont 05604		Vice President 2004 to 2006; Vice President, 1997 to 2004

Scott G. Wheeler (43)	Assistant Vice	SASI – Vice President, since 2007; Assistant Vice President,	N/A
National Life Drive	President and	2006 to 2007; Sentinel Variable Products Trust – Assistant
Montpelier, Vermont 05604	Assistant Treasurer,	Vice President and Assistant Treasurer, since 2004; SASC –
	since 1998	Assistant Vice President 1998 to 2006

Lindsay E. Staples (26)	Assistant Secretary,	National Life – Securities Paralegal, since 2007; Sentinel	N/A
National Life Drive	since 2007	Variable Products Trust – Assistant Secretary, since 2007;
Montpelier, VT 05604		Holman Immigration – Paralegal, 2006 to 2007; Wilmer
Cutler Pickering Hale and Dorr – Paralegal, 2004 to 2006;
Saint Michaels College – Student, 2000 to 2004

D. Russell Morgan (52)	Chief Compliance	Advisor; National Variable Annuity Account II; National	N/A
National Life Drive	Officer, since 2004;	Variable Life Insurance Account – Chief Compliance Officer,
Montpelier, Vermont 05604	Secretary, 1988-2005	since 2004; Sentinel Variable Products Trust – Chief
Compliance Officer, since 2004; Secretary, 2000 to 2005;
National Life – Assistant General Counsel, 2001 to 2005;
Senior Counsel, 2000 to 2001; Equity Services, Inc. – Counsel,
1986 to 2005; Advisor, SFSC, SASC – Counsel, 1993 to 2005

* Each Officer is elected by, and serves at the pleasure of, the Board of the Funds.

Investment Adviser	Custodian and Dividend Paying Agent
Sentinel Asset Management, Inc.	State Street Bank & Trust Company - Kansas City

Principal Underwriter	Transfer Agent, Shareholder Servicing Agent
Sentinel Financial Services Company	and Administrator
Sentinel Administrative Services, Inc.
Counsel
Sidley Austin LLP

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

This piece was printed with vegetable based inks.

This brochure is authorized for distribution to prospective investors only when preceded or accompanied by an effective Prospectus.

Sentinel Investments is the unifying brand name for Sentinel Financial Services Co., Sentinel Asset Management, Inc., and Sentinel Administrative Services, Inc. Sentinel Funds are distributed by Sentinel Financial Services Company, One National Life Drive, Montpelier, VT 05604 | 800.233.4332 | sentinelinvestments.com

ITEM 2. CODE OF ETHICS

(a) As of June 30, 2008, the Registrant had adopted a code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c) There were no amendments during the fiscal year ended June 30, 2008 to any provision of the code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers.

(d) There were no waivers granted during the fiscal year ended June 30, 2008 from any provision of the code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers.

(e)Not applicable.

(f)A copy of the Registrant's code of ethics is attached as an exhibit.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board of Directors has determined that Richard H. Showalter, Jr. is the Audit Committee Financial Expert serving on the Registrant's Audit Committee and that Mr. Showalter is independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. PricewaterhouseCoopers billed the Registrant aggregate fees of $72,000 for professional services rendered to the two Funds of the Registrant covered by this report for the fiscal year ended June 30, 2008. No information is provided for the fiscal year ended June 30, 2007 because the Funds covered by this report did not exist as legal entities during that period.

(b) Audit-Related Fees. PricewaterhouseCoopers has not billed the two Funds of the Registrant covered by this report for audit-related fees during the fiscal year ended June 30, 2008. PricewaterhouseCoopers did not provide any audit-related services to the two Funds of the registrant covered by this report that are not included in response to item 4(a) for the fiscal year ended June 30, 2008. No information is provided for the fiscal year ended June 30, 2007 because the Funds covered by this report did not exist as legal entities during that period.

(c) Tax Fees. PricewaterhouseCoopers billed the Registrant aggregate fees of $8,000 for services including the review of the applicable tax returns and responding to general tax questions of the two Funds of the Registrant covered by this report for the fiscal year ended June 30, 2008. No information is provided for the fiscal year ended June 30, 2007 because the Funds covered by this report did not exist as legal entities during that period.

(d) All Other Fees. PricewaterhouseCoopers has not billed the two Funds of the Registrant covered by this report for other products and services during the fiscal year ended June 30, 2008. No information is provided for the fiscal year ended June 30,2007 because the Funds covered by this report did not exist as legal entities during that period.

(e)(1) Audit Committee Pre-Approval Policy. The policy of the Registrant's Audit Committee is to pre-approve (or establish policies for pre-approval) all auditing services to be provided to the Registrant by the independent auditor and to pre-approve (or establish policies for the pre-approval of) all non-auditing services, including tax services, to be provided to the Registrant by the independent auditor. The Audit Committee also must pre-approve (or establish policies for the pre-approval of) non-auditing services to be provided to the Registrant's investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2) 100% of the services described in (c) and (d) above were approved by the Audit Committee.

(f) All of the work in connection with the audit of the Registrant's financial statements was performed by full-time employees of PricewaterhouseCoopers.

(g) Except as disclosed in Item 4(c), there were no non-audit fees billed by PricewaterhouseCoopers for services rendered to the Funds of the Registrant covered by this report, and rendered to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal year of the Funds of the Registrant covered by this report ended June 30,2008. No information is provided for the fiscal year ended June 30, 2007 because the Funds covered by this report did not exist as legal entities during that period.

(h) The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a)	Not applicable.

(b)	Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

During the fiscal year ended June 30, 2008, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES

The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's most recently completed fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sentinel Group Funds, Inc.

By: /s/ Christian W. Thwaites ------------------------- Christian W. Thwaites, President & Chief Executive Officer Date: September 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Christian W. Thwaites
--------------------------
Christian W. Thwaites,
President & Chief
Executive Officer

By: /s/ John Birch
--------------------------
John Birch
Chief Financial Officer

Date: September 5, 2008

EX-99(a)(1)

SENTINEL FAMILY OF FUNDS CODE OF ETHICS FOR

PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS August 15, 2003

I. Covered Officers and Purposes of the Code

     The Sentinel Family of Funds' code of ethics (the "Code") for the investment companies within the complex (listed in Exhibit A hereto) (collectively, the "Funds" and each, a "Fund") applies to each Fund's Principal Executive Officer and Senior Financial Officers (the "Covered Officers"), each of whom is identified in Exhibit B hereto, for the purpose of promoting:

     . Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships.

     . Full, fair, accurate, timely and understandable disclosure in reports and documents that a Fund files with, or submits to, the Securities and Exchange Commission (the "SEC") and in other public communications made by such Fund.

     . Compliance with applicable laws and governmental rules and regulations;

     . The prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code.

. Accountability for adherence to the Code.

     Covered Officers should adhere to a high standard of business ethics and should avoid placing themselves in a "compromising position" where their interests may be, or appear to be, in conflict with those of the Funds and their shareholders.

II. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

     A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his services to, a Fund.

A Covered Officer must not engage in any activity that could result in an actual, potential or perceived conflict of interest. Thus, a Covered Officer must not represent a Fund in any activity or transaction if the personal interests of the Covered Officer might affect his or her ability to represent such Fund's interests fairly and impartially. A Covered Officer must not knowingly and voluntarily permit himself or herself to be placed in a position where his or her interests may become adverse to a Fund's. Covered Officers should be aware that any transaction or activity involving the Covered Officer (or even a relative or close associate thereof) could pose a conflict of interest, whether perceived, potential or actual.

     Certain conflicts of interest arise out of the relationships between Covered Officers and a Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940 (the "Investment Company Act") and the Investment Advisers Act of 1940 (the "Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with a Fund because of their status as "affiliated persons" of such Fund. The compliance programs of the Funds and their investment adviser, Sentinel Advisors Company ("Sentinel Advisors"), are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside the parameters of this Code.

     Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between a Fund and Sentinel Advisors, of which the Covered Officers are also officers or employees. As a result, the Code recognizes that the Covered Officers, in the normal course of their duties (whether formally for a Fund or for Sentinel Advisors, or for both), will be involved in establishing policies and implementing decisions that will have different effects on Sentinel Advisors and such Fund. The participation of the Covered Officers in such activities is inherent in the contractual relationship between such Fund and Sentinel Advisors and is consistent with the performance by the Covered Officers of their duties as officers of such Fund. Thus, if performed in conformity with the provisions of the Investment Company Act and the Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the Funds' Boards of Directors/Trustees (collectively, the "Board") that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

     Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of a Fund.

Each Covered Officer must:

     . Not use his personal influence or personal relationship improperly to influence investment decisions or financial reporting by a Fund whereby the Covered Officer would benefit personally to the detriment of such Fund.

. Not cause a Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of such Fund.

. Not use material non-public knowledge of portfolio transactions made or contemplated for a Fund to trade personally or cause others to trade personally in contemplation of the market effect of such transactions.

     . Never accept compensation in any form from any person or entity for directing Fund business to such person or entity or for accepting business on behalf of such Fund. All placements of Fund business and acceptance of businesses by such Fund must be rewarded purely upon business considerations and such Fund's best interests.

     . Report at least annually affiliations or other relationships related to conflicts of interest.

     These are certain conflict of interest situations that should always be discussed with the Counsel of Sentinel Advisors ("Counsel"), including the following.

     . Service as a director, trustee, officer, owner or partner of, or as a consultant or independent contractor to, any publicly or privately owned business organization, regardless of whether compensation of any form is received.

     . The receipt of any gifts with a value in excess of U.S. $100. It must be remembered that business relationships cannot always be separated from personal relationships and that the integrity of a business relationship is always susceptible to criticism in hindsight where gifts are received.

     Under no circumstances may Covered Officers accept gifts in the form of cash or cash equivalents.

     . The receipt of any entertainment from any company with which a Fund has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety.

     . The giving of gifts or entertainment to a Fund shareholder, service provider, supplier or other Fund business contact. Covered Officers must use careful judgment to ascertain that the matter is handled in good taste without excessive expense. The aggregate value of all such gifts or entertainment to a business contact may not exceed U.S. $100 in any 12-month period.

     . Any ownership interest in, or any consulting, employment or any other type of special relationship with, any of a Fund's service providers, other than Sentinel Advisors, its principal underwriter, administrator or any affiliated person thereof. All details of a Fund's relationships and transactions with those with whom it does business must be entered in its records.

     . A direct or indirect financial interest in commissions, transaction charges or spreads paid by a Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership.

III. Disclosure and Compliance

     . Each Covered Officer should familiarize himself with the disclosure requirements generally applicable to a Fund.

     . Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about a Fund to others, whether within or outside such Fund, including to such Fund's directors/trustees and auditors, and to governmental regulators and self-regulatory organizations.

     . Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of a Fund and Sentinel Advisors with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents such Fund files with, or submits to, the SEC and in other public communications made by such Fund.

     . It is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV. Reporting and Accountability

Each Covered Officer must:

     . Upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer) affirm in writing that he or she has received, read and understands the Code. The form for this purpose is attached hereto as Exhibit C.

     . Annually thereafter affirm that he or she has complied with the requirements of the Code. The document for this purpose is attached hereto as Exhibit D.

     . Not retaliate against any other Covered Officer or any employee of a Fund or its affiliated persons for reports of potential violations that are made in good faith.

     . Notify Counsel promptly, on a confidential basis, if he or she knows of any violations of this Code. Failure to do so is itself a violation of this Code.

     Counsel is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. However, the Board will consider any approvals or waivers sought by the Covered Officers.

     The Funds will adhere to the following procedures in investigating and enforcing this Code.

     . Counsel will take all appropriate action to investigate any potential violations reported to him or her.

. If, after such investigation, Counsel believes that no violation occurred, Counsel is not required to take any further action.

     . Any matter that Counsel believes is a violation will be reported to the Audit Committee.

     . If the Audit Committee concurs that a violation has occurred, it will inform and make a recommendation to the Board, which will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures, notification to appropriate personnel of Sentinel Advisors, or a recommendation to dismiss the Covered Officer.

     . The Board will be responsible for granting waivers, as appropriate.

     . Any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V. Other Policies and Procedures

This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Funds, Sentinel Advisors or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Funds' and Sentinel Advisors' codes of ethics under Rule 17j-1 under the Investment Company Act are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI. Amendments

     Any amendments to this Code, other than amendments to Exhibit A and/or Exhibit B, must be approved by a majority vote of the Board, including a majority vote of the independent directors/trustees.

VII. Confidentiality

     All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly.

Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Board or the appropriate Fund and Sentinel Advisors personnel.

VIII. Penalties

     A Covered Officer who violates the high ethical standards contained in this Code may be subject to disciplinary action, including dismissal as an officer of a Fund.

IX. Internal Use

     The Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Fund, as to any fact, circumstances or legal conclusion.

Date: August 15, 2003

Exhibit A

SENTINEL FAMILY OF FUNDS

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS

LIST OF SENTINEL FUNDS

Sentinel Group Funds, Inc.

Sentinel Variable Products Trust

Exhibit B

SENTINEL FAMILY OF FUNDS

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS

LIST OF COVERED OFFICERS

Christian W. Thwaites

Thomas P. Malone (Principal Financial Officer of Sentinel Variable Products Trust)

John Birch (Principal Financial Officer of Sentinel Group Funds, Inc.)

Exhibit C

SENTINEL FAMILY OF FUNDS

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS

INITIAL CERTIFICATION OF RECEIPT

     (This certification must be returned to Counsel within 10 days of receipt of a copy of the Code)

     I hereby acknowledge that I have received and read the Sentinel Family of Funds Code of Ethics for Principal Executive and Senior Financial Officers (the "Code"). I understand and agree that as a Covered Officer, I am subject to and will abide by the Code's provisions and all amendments thereto. I further undertake to obey the rules of any regulatory body with which the Sentinel Family of Funds may be required to comply either directly or indirectly prevailing from time to time and any addition, amendment or replacement that is set out in any written notice which is subsequently given to me. I understand that failure to follow such policies and procedures can result in disciplinary action by the Board of Directors/Trustees of the Sentinel Family of Funds, as well as possible civil and criminal penalties.

------------------------- Signature Date

------------------------- Print Name

Exhibit D

SENTINEL FAMILY OF FUNDS

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS

ANNUAL CERTIFICATION

     (This certification must be returned to Counsel by [date] of each year)

     I hereby certify that I have read and understand and agree to abide by the Sentinel Family of Funds Code of Ethics for Principal Executive and Senior Financial Officers (the "Code"). I further certify that I have complied with all the requirements of the Code and reported any transactions, affiliations and/or relationships required to be reported under the Code.

------------------------- Signature Date

------------------------- Print Name